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                                     [LOGO]

                              THE       |
                              ALGER     |    MEETING THE CHALLENGE
                              AMERICAN  |    OF INVESTING
                              FUND      |



                                 ALGER AMERICAN
                                GROWTH PORTFOLIO

                                 ALGER AMERICAN
                         SMALL CAPITALIZATION PORTFOLIO

                                 ALGER AMERICAN
                           INCOME AND GROWTH PORTFOLIO

                                 ALGER AMERICAN
                               BALANCED PORTFOLIO

                                 ALGER AMERICAN
                             MIDCAP GROWTH PORTFOLIO

                                 ALGER AMERICAN
                           LEVERAGED ALLCAP PORTFOLIO



                                        |
                              ANNUAL    |    DECEMBER 31, 1997
                              REPORT    |
                                        |
================================================================================

FELLOW SHAREHOLDERS:                                            JANUARY 23, 1998

THE YEAR IN REVIEW
While 1997 resulted in strong performance for the U.S. stock market in general, the road was not a smooth one, particularly for growth stock managers. During the first quarter, investors shunned traditional growth stocks amid speculation that the Federal Reserve would find it necessary to raise interest rates. The favorable relative multiples for growth stocks attracted investors during the second quarter as fears subsided and investor confidence increased. This trend continued, becoming even more pronounced during the third quarter as a non-inflationary, low interest rate environment further boosted investor confidence and increased the amount of risk they were willing to assume. During the fourth quarter, incidents of international economic turmoil led to a heightened sense of domestic uncertainty, which in turn triggered an abrupt return to defensive equity investing. These events caused the Alger American Fund Portfolios to trail the larger indices for the quarter, and the broad market as measured by the S&P 500 for the year.

1ST QUARTER - Despite a strong January, the first quarter was extremely challenging for growth managers as investors were drawn toward blue-chip type stocks with predictable earnings, and away from speculative growth stocks with more explosive earnings growth potential. This trend was further exacerbated in February as there were a number of statistics to support the notion that the economy was growing very rapidly, thereby causing a heightened concern about interest rates. These concerns caused the market to behave erratically, particularly in the growth stock discipline. The volatility was even more pronounced in the small cap sector as evidenced by the Russell 2000 Growth Index which was down 10.5% in the first quarter versus gains in excess of 2.5% on both the Dow Jones Industrial Average and the S&P 500 Index. Additionally, February was a particularly difficult month, as unseasonably warm weather caused oil stock holdings to decline, and several technology holdings were negatively impacted by the poorly performing networking sector.

2ND QUARTER - As we entered the second quarter, the multiples of quality growth stocks had compressed to the point where they were selling at a discount to the broader market. In reviewing the outlook for the growth stocks in our universe of followed companies, we concluded that the drop in growth stock multiples did not reflect deteriorating company fundamentals, but instead suggested negative investor psychology. Throughout the quarter, economic data were released which showed that the economy was in fact slowing and that inflation was not an imminent problem, causing market psychology to improve. As investor confidence started to rebuild, premiums for quality growth stocks started to expand. This multiple expansion, coupled with strong earnings, helped the Portfolios to rebound significantly from an unimpressive first quarter and post second quarter returns that were in line with or ahead of most market indices.

3RD QUARTER - The third quarter marked a significant and long anticipated change in investor psychology. Despite the unemployment rate reaching a twenty-four year low of 4.7%, inflation dropped throughout the year. This phenomenon led to the theory that there was a new economic paradigm, which allowed for rapid economic expansion without inflation due to improved productivity. Although promptly rebutted by Federal Reserve Chairman Alan Greenspan, this highly publicized viewpoint helped foster the optimistic investor psychology that fueled the rise in growth stocks. Additionally, the multinational, blue-chip stocks that investors had flocked to since July of 1996 showed signs of vulnerability, most notably Coca-Cola and Gillette. Many investors turned to more aggressive stocks with greater earnings potential and, as a result, growth stocks performed exceptionally well on both a relative and absolute basis. Coupled with strong bottom-up stock picking, these favorable conditions enabled the Portfolios to once again post quarterly returns in line with or ahead of most market indices.

4TH QUARTER - The fourth quarter saw a return to extreme defensive positioning by investors in response to uncertainties over the impact of the Asian monetary crisis. A dramatic sell-off in Hong Kong preceded a historic 554 point drop in the Dow on October 27th. Currency collapses and subsequent banking failures throughout the Pacific Rim caused investors to question the ability of U.S. companies dependent on this region for revenue to meet future earnings expectations. Technology companies with considerable business in Asia, particularly semiconductors, were among the hardest hit. We reduced our weighting in this sector from approximately 35% to less than 20%, our lowest weighting in recent years. Despite this reduction, the drop in technology stocks was so profound that it adversely affected our performance. Although the broad market recovered from the late October sell-off, the rebound was dominated by very large blue-chip stocks with consistent earning patterns. These included utilities, regional bell operating companies and huge consumer franchise companies. The S&P 500 was able to outdistance other market indices, and growth stocks in general, as a result of its relative overweighting in these sectors.


PORTFOLIO MATTERS

ALGER AMERICAN GROWTH PORTFOLIO
For the year ended December 31, 1997, the Alger American Growth Portfolio's total return was 25.75% compared to 33.36% for the S&P 500. While the level of economic activity in 1997 was stronger than we anticipated, inflation continued to be moderate to non-existent. However, the economic uncertainty which prevailed throughout most of the year, particularly in the first and fourth quarters, resulted in defensive positioning of investors. As a result, there was a "flight to quality" with investors favoring blue-chip type stocks with predictable earnings. Stocks of companies which are expected to increase their earnings at a faster rate, which are the types of stocks in which this Portfolio typically invests, did not fare as well.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
The Portfolio's total return for the year was 11.39% versus a return of 12.95% for the Russell 2000 Growth Index. When investors are apprehensive about the economic future, as in 1997, they are generally attracted to more liquid, defensive stocks. As a consequence, small cap growth stocks significantly underperformed the larger averages. While our comparative index includes growth stocks, the growth stocks which we typically hold in the Portfolio tend to be faster growing and more volatile during periods of economic uncertainty. Therefore, while the Portfolio's return slightly lagged that of the comparative index, it can be attributed in large part to its relative underweighting in more defensive sectors, notably utilities. This is an area where we, as a growth manager, had no exposure. In comparison, the index had a 4% weighting and, given the defensive properties of utility stocks, this sector proved to be the second best performer of the year, contributing a full 1.29% to the index's overall return. As investor confidence starts to rebuild, as we are anticipating, we should see a reversal of this defensive positioning by investors.

ALGER AMERICAN INCOME & GROWTH PORTFOLIO
The Alger American Income & Growth Portfolio had a total return for 1997 of 36.29% compared to 33.36% for the S&P 500. The strategy we employ with this Portfolio is to buy growth stocks of different market capitalization sizes that provide current dividends. This is a more conservative and less volatile strategy than is found in our other growth Portfolios and, consequently, performance can be expected to be superior during periods characterized by defensive investing. Additionally, to maximize the dividend income stream, the Portfolio had a relatively large percentage of financial services stocks and a very small exposure to technology stocks, thereby contributing to the Portfolio's impressive return.

ALGER AMERICAN BALANCED PORTFOLIO
The Alger American Balanced Portfolio's total return for the year ended December 31, 1997 was 19.82%, compared to 33.36% for the S&P 500 and 9.75% for the Lehman Brothers Government/Corporate Bond Index. The Portfolio maintained a ratio of approximately 60% common stocks and 40% bonds, and was therefore negatively impacted by the general underperformance of growth stocks relative to the broad market, as noted above.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
For the year ended December 31, 1997, the Alger American MidCap Growth Portfolio's total return was 15.01% compared to 32.25% for the S&P MidCap 400 Index. Many of the same factors that impacted the Small Capitalization and Growth Portfolios were in evidence for the MidCap Growth Portfolio. In addition to the general underperformance of the growth style relative to the major averages, the Portfolio was underweighted in the financial services and utilities sectors, two of the comparative index's strongest performers in 1997. The Portfolio is currently well diversified and boasts very attractive valuations relative to the market based on 1998 estimates.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
For the year ended December 31, 1997, the Alger American Leveraged AllCap Portfolio's total return was 19.68%, compared to 33.36% for the S&P 500. The shortfall relative to the S&P 500 is largely stylistic in nature. This Portfolio employs an "allcap" (small, medium and large capitalizations) portfolio management strategy. While the past year proved difficult for traditional growth stocks in general, exposure to small cap growth stocks in the first and fourth quarters of the year had a particularly negative impact on the Portfolio's return relative to the larger averages, specifically the S&P 500. Given the possibility of a slowing economy and low inflation in the coming year, we expect this trend to reverse. Growth stocks, which are currently selling at low multiples, should therefore do very well.

LOOKING AHEAD
Once the conditions in Asia stabilize, which we believe will happen over the next month or two (already Asian currencies and markets are bouncing back), investors will realize that we have the best of all possible worlds: low inflation, full employment, positive economic growth, declining interest rates and no hassles from the Fed. As a result, the market will surge ahead and, we believe, top 9000 by year-end. The very slowness of the economy will make growth stocks stand out in contrast. Also, growth stocks respond vigorously to declining interest rates. Moreover, small and mid cap stocks are very attractively valued compared to the larger indices.

Secondly, while technology stocks will feel some impact from Asia, they should benefit from a number of other trends including Year 2000 spending, improving European economies, and the need for countries around the world to upgrade and modernize their systems.

Thirdly, a great deal of speculative money has been vectored toward the international market by American pension funds. We believe that much of this will be cut back in 1998, for obvious reasons, and will be oriented toward American growth stocks as investors have found that high levels of growth cannot necessarily be obtained by buying in the stock markets of emerging nations.

Lastly, as happened in 1989, we believe cash flow will be shifted away from index funds and back into aggressive growth funds when aggressive growth stocks begin to outperform the broad market. Given this, we remain extremely optimistic about domestic growth stocks in 1998 and the prospects for all of the Alger American Fund Portfolios.

                                        Respectfully submitted,



                                        /s/ David D. Alger
                                        ---------------------------
                                            David D. Alger
                                            President

                                TABLE OF CONTENTS

Alger American Growth Portfolio:

      Portfolio Highlights...........................................       5

      Schedule of Investments........................................     6-7

      Financial Highlights...........................................       8

Alger American Small Capitalization Portfolio:

      Portfolio Highlights...........................................       9

      Schedule of Investments........................................   10-12

      Financial Highlights...........................................      13

Alger American Income and Growth Portfolio:

      Portfolio Highlights...........................................      14

      Schedule of Investments........................................   15-16

      Financial Highlights...........................................      17

Alger American Balanced Portfolio:

      Portfolio Highlights...........................................      18

      Schedule of Investments........................................   19-20

      Financial Highlights...........................................      21

Alger American MidCap Growth Portfolio:

      Portfolio Highlights...........................................      22

      Schedule of Investments........................................   23-24

      Financial Highlights...........................................      25

Alger American Leveraged AllCap Portfolio:

      Portfolio Highlights...........................................      26

      Schedule of Investments........................................   27-28

      Financial Highlights...........................................      29

Statements of Assets and Liabilities.................................      30

Statements of Operations.............................................      31

Statement of Cash Flows (Alger American Leveraged AllCap Portfolio)..      32

Statements of Changes in Net Assets..................................      33

Notes to Financial Statements........................................   34-36

Report of Independent Public Accountants.............................      37

--------------------------------------------------------------------------------
    ALGER AMERICAN GROWTH PORTFOLIO
    PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION January 9, 1989
--------------------------------------------------------------------------------

[THE FOLLOWING CHART REPRESENTS A GRAPH]

  Date                  Alger American Growth                      S&P 500
--------                ---------------------                      -------
11/15/88                      $10,000                              $10,000
12/31/88                       10,095                               10,422
12/31/89                       10,842                               13,715
12/31/90                       10,872                               13,279
12/31/91                       13,428                               17,325
12/31/92                       14,589                               18,640
12/31/93                       16,097                               20,512
12/31/94                       14,765                               20,783
12/31/95                       19,952                               28,593
12/31/96                       23,878                               34,139
12/31/97                       32,543                               45,531


    The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Growth Portfolio and the S&P 500 Index on January 9, 1989, the inception date of the Alger American Growth Portfolio. The figures for both the Alger American Growth Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.


--------------------------------------------------------------------------------
    PERFORMANCE COMPARISON THROUGH December 31, 1997
--------------------------------------------------------------------------------

                                                 Average Annual Total Returns
                                        1 Year            5 Years     Since Inception
                                      -----------------------------------------------
    Alger American Growth Portfolio     25.75%             19.28%          19.43%

    S&P 500 Index                       33.36%             20.27%          18.02%
                                      -----------------------------------------------

    PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1997

================================================================================

  SHARES          COMMON STOCKS--90.1%                             VALUE
  ------                                                           -----

                  APPLIANCES & TOOLS--3.4%
  853,500         Sunbeam Corp. ............................. $  35,953,687
                                                              -------------

                  BROADCASTING--2.6%
  942,500         CBS Corp. .................................    27,745,315
                                                              -------------

                  BUILDING & CONSTRUCTION--.5%
  101,000         Masco Corp. ...............................     5,138,375
                                                              -------------

                  BUSINESS SERVICES--1.0%
  240,500         Cognizant Corp. ...........................    10,717,402
                                                              -------------

                  COMMUNICATIONS--5.1%
  308,900         America Online Inc.* ......................    27,550,172
  178,300         AT&T Corp. ................................    10,920,875
  541,600         WorldCom lnc.* ............................    16,383,400
                                                              -------------
                                                                 54,854,447
                                                              -------------

                  COMMUNICATION EQUIPMENT--5.8%
  591,200         Bay Networks Inc.* ........................    15,112,846
  246,800         CIENA Corporation* ........................    15,085,650
  363,300         Cisco Systems, Inc.* ......................    20,253,975
  230,400         Tellabs, Inc.* ............................    12,182,400
                                                              -------------
                                                                 62,634,871
                                                              -------------

                  COMPUTER SOFTWARE--4.3%
  406,000         HBO & Company .............................    19,488,000
  207,500         Microsoft Corporation* ....................    26,819,375
                                                              -------------
                                                                 46,307,375
                                                              -------------

                  CONGLOMERATE--3.4%
  814,780         Tyco International Ltd. ...................    36,716,431
                                                              -------------

                  CONSUMER PRODUCTS--2.9%
  902,200         Cendant Corp.* ............................    31,013,125
                                                              -------------

                  DRUG DISTRIBUTION--2.9%
  242,700         Cardinal Health, Inc. .....................    18,232,838
  114,400         McKesson Corp. ............................    12,376,707
                                                              -------------
                                                                 30,609,545
                                                              -------------

                  ENERGY & ENERGY SERVICES--1.2%
  168,700         Diamond Offshore Drilling Inc.+ ...........     8,118,688
   80,800         Halliburton Co. ...........................     4,196,590
                                                              -------------
                                                                 12,315,278
                                                              -------------

                  FINANCIAL SERVICES--13.6%
  128,249         Banc One Corp. ............................     6,965,588
  108,700         BankAmerica Corp. .........................     7,935,100
  572,500         Bank of New York Inc. .....................    33,097,943
  399,800         Federal Home Loan Mortgage Corporation ....    16,766,812
  202,400         First Union Corp. .........................    10,373,000
   48,500         Household International Inc. ..............     6,186,806
  340,300         Money Store Inc. (The)+ ...................     7,146,300
  569,905         Morgan Stanley, Dean Witter, Discover & Co.    33,695,633
  381,850         Paine Webber Group Inc. ...................    13,197,882
  263,200         Schwab (Charles) Corporation (The) ........    11,038,082
                                                              -------------
                                                                146,403,146
                                                              -------------

  SHARES                                                           VALUE
  ------                                                           -----

                  FOOD CHAINS--1.2%
  210,000         Safeway Inc.* ............................. $  13,282,500
                                                              -------------

                  FOODS & BEVERAGES--.6%
  192,800         PepsiCo, Inc. .............................     7,025,246
                                                              -------------

                  INSURANCE--5.0%
  199,850         American International Group, Inc. ........    21,733,688
  148,400         MGIC Investment Corp. .....................     9,868,600
  413,900         Travelers Group Inc. ......................    22,298,862
                                                              -------------
                                                                 53,901,150
                                                              -------------

                  LEISURE & ENTERTAINMENT--4.1%
  443,300         Carnival Corporation Cl. A ................    24,547,738
  657,700         International Game Technology .............    16,606,925
  119,300         Mirage Resorts, Incorporated* .............     2,714,075
                                                              -------------
                                                                 43,868,738
                                                              -------------

                  MEDICAL DEVICES--2.4%
  413,500         Guidant Corp. .............................    25,740,375
                                                              -------------

                  PHARMACEUTICALS--11.0%
  355,000         Bristol Myers Squibb Co. ..................    33,591,875
  159,500         Eli Lilly & Company .......................    11,105,188
  149,800         Pfizer Inc. ...............................    11,169,537
  579,100         Schering-Plough Corporation ...............    35,976,588
  206,600         Warner-Lambert Co. ........................    25,618,400
                                                              -------------
                                                                117,461,588
                                                              -------------

                  POLLUTION CONTROL--1.5%
  400,100         USA Waste Services, Inc.* .................    15,703,925
                                                              -------------

                  REAL ESTATE INVESTMENT TRUST--.9%
  225,429         Equity Office Properties Trust ............     7,115,215
   39,200         Starwood Lodging Trust ....................     2,268,700
                                                              -------------
                                                                  9,383,915
                                                              -------------

                  RETAILING--8.3%
   80,300         CVS Corp. .................................     5,144,259
  684,150         Home Depot, Inc. ..........................    40,279,331
   40,000         Nordstrom, Inc. ...........................     2,415,000
  100,000         Rite Aid Corp. ............................     5,868,800
    1,900         Staples Inc.* .............................        52,725
  889,600         Wal-Mart Stores Inc. ......................    35,084,045
                                                              -------------
                                                                 88,844,160
                                                              -------------

                  SEMICONDUCTORS--2.1%
  358,900         Altera Corporation* .......................    11,888,562
  193,000         Linear Technology Corporation .............    11,121,625
                                                              -------------
                                                                 23,010,187
                                                              -------------

                  TOYS--1.0%
  293,900         Mattel Inc. ...............................    10,947,775
                                                              -------------

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1997 (CONT'D)

================================================================================

  SHARES          COMMON STOCKS (CONTINUED)                        VALUE
  ------                                                           -----

                  TRANSPORTATION--5.3%
   325,200        AMR Corp.* ............................... $   41,788,200
   158,400        Burlington Northern Santa Fe Co. .........     14,721,379
                                                             --------------
                                                                 56,509,579
                                                             --------------

                  TOTAL COMMON STOCKS
                    (COST $787,788,280) ....................    966,088,135
                                                             --------------

  PRINCIPAL
   AMOUNT
  --------
                  SHORT-TERM INVESTMENTS--7.0%
                  SHORT-TERM
                    CORPORATE NOTES--6.2%
$ 1,000,000       Elf Aquitaine Finance (S.A.),
                    6.15%, 1/7/98 ..........................        998,975
 15,000,000       Four Winds Funding Co.,
                    6.06%, 1/5/98 (a) ......................     14,989,900
 26,000,000       Merrill Lynch & Co. Inc.,
                    6.05%, 1/9/98 ..........................     25,965,044
 25,000,000       Southland Corporation,
                    6.05%, 1/7/98 ..........................     24,974,792
                                                             --------------

                  TOTAL SHORT-TERM CORPORATE NOTES
                    (COST $66,928,711) .....................     66,928,711
                                                             --------------

                  SECURITIES HELD UNDER
                    REPURCHASE
                    AGREEMENTS--.8%

                  Securities Held Under Repurchase
                    Agreements, 6.25%, 1/2/98, with Bear,
                    Stearns & Co. Inc., dtd 12/31/97,
                    repurchase price $8,861,248;
                    collateralized by U.S. Treasury Strips
                    (par value
                    $38,095,000 due 11/15/21) .............. $    8,858,172
                                                             --------------

                  TOTAL SHORT-TERM INVESTMENTS
                    (COST $75,786,883) .....................     75,786,883
                                                             --------------

TOTAL INVESTMENTS
  (COST $863,575,163) (b) .................          97.1%    1,041,875,018
Other Assets in Excess of Liabilities .....           2.9        30,653,874
                                                    -----    --------------
NET ASSETS ................................         100.0    $1,072,528,892
                                                    =====    ==============


--------------------------------------------------------------------------------
  *  Non-income producing security.
  +  Securities partially or fully on loan.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) At December 31, 1997, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $863,575,163 amounted to $178,299,855 which consisted of aggregate gross unrealized appreciation of $188,915,114 and gross unrealized depreciation of $10,615,259.


                       See Notes to Financial Statements.


THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
=================================================================================================================================

                                                                                YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                              1997            1996           1995            1994           1993
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                 $       34.33        $  31.16       $  23.13       $  24.67         $ 20.17
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                       0.13            0.12           0.02           0.07            0.03
   Net realized and unrealized gain on investments             8.66            4.00           8.33           0.15            4.50
---------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                        8.79            4.12           8.35           0.22            4.53
---------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                       (0.13)          (0.02)         (0.07)         (0.03)          (0.03)
   Distributions from net realized gains                      (0.23)          (0.93)         (0.25)         (1.73)             --
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                    (0.36)          (0.95)         (0.32)         (1.76)          (0.03)
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                       $       42.76        $  34.33       $  31.16       $  23.13         $ 24.67
=================================================================================================================================
   Total Return                                               25.75%          13.35%         36.37%          1.45%          22.47%
=================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)          $   1,072,529        $991,028       $502,974       $150,390         $74,878
=================================================================================================================================
     Ratio of expenses to average net assets                   0.79%           0.79%          0.85%          0.86%           0.97%
=================================================================================================================================
     Ratio of net investment income to average
       net assets                                              0.27%           0.50%          0.18%          0.48%           0.25%
=================================================================================================================================
     Portfolio Turnover Rate                                 129.50%          82.86%        118.33%        111.76%         112.64%
=================================================================================================================================
     Average Commission Rate Paid                     $       .0697        $  .0683
====================================================================================


                                                See Notes to Financial Statements.

--------------------------------------------------------------------------------
    ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
    PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION September 21, 1988
--------------------------------------------------------------------------------

[THE FOLLOWING CHART REPRESENTS A GRAPH]

  Date           Alger American Small Capitalization         Russell 2000 Growth
--------         -----------------------------------         -------------------
09/21/88                       $10,000                              $10,000
12/31/88                         9,665                               10,006
12/31/89                        15,897                               12,024
12/31/90                        17,282                                9,931
12/31/91                        27,225                               15,014
12/31/92                        28,192                               16,180
12/31/93                        31,936                               18,342
12/31/94                        30,541                               17,896
12/31/95                        44,073                               23,447
12/31/96                        45,916                               26,087
12/31/97                        51,147                               29,465


    The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Small Capitalization Portfolio and the Russell 2000 Growth Index on September 21, 1988, the inception date of the Alger American Small Capitalization Portfolio. The figures for both the Alger American Small Capitalization Portfolio and the Russell 2000 Growth Index, an unmanaged index of common stocks of small capitalization companies, include reinvestment of dividends.

--------------------------------------------------------------------------------
    PERFORMANCE COMPARISON THROUGH December 31, 1997
--------------------------------------------------------------------------------

                                               Average Annual Total Returns
                                      1 Year            5 Years     Since Inception
                                    -----------------------------------------------

      Alger American  Small
        Capitalization Portfolio      11.39%             12.65%         19.23%

      Russell 2000 Growth Index       12.95%             12.74%         12.35%
                                    -----------------------------------------------

    PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1997

================================================================================

   SHARES         COMMON STOCKS--92.5%                             VALUE
   ------                                                          -----

                  AEROSPACE--.7%
  289,600         Aviall Inc.* .............................   $  4,326,045
   30,000         Thiokol Corporation ......................      2,437,500
                                                               ------------
                                                                  6,763,545
                                                               ------------

                  APPAREL--3.4%
  186,100         Brylane Inc.* ............................      9,165,425
  217,200         Mens Wearhouse Inc.*+ ....................      7,547,700
  234,100         Nautica Enterprises Inc.* ................      5,442,825
  299,700         St. John Knits Inc. ......................     11,988,000
                                                               ------------
                                                                 34,143,950
                                                               ------------

                  APPLIANCES & TOOLS--2.3%
  546,400         Sunbeam Corp. ............................     23,017,100
                                                               ------------

                  AUTOMOTIVE EQUIPMENT &
                    SERVICES--1.8%
  350,600         Avis Rent A Car Inc.* ....................     11,197,463
  200,000         Dollar Thrifty Automotive Group Inc.* ....      4,100,000
  110,000         Keystone Automotive Industries Inc.* .....      2,612,500
                                                               ------------
                                                                 17,909,963
                                                               ------------

                  BIO-TECHNOLOGY--5.2%
   96,700         BioChem Pharma Inc.*+ ....................      2,018,612
  339,600         DEKALB Genetics Corp. Cl. B ..............     13,329,300
  205,000         Genset ADR*+ .............................      4,048,750
  142,700         IDEC Pharmaceuticals Corporation* ........      4,905,313
  392,200         INCYTE Pharmaceuticals,Inc.* .............     17,649,000
   50,000         Interpore International Inc.* ............        300,000
  230,000         MedImmune Inc.*+ .........................      9,861,250
                                                               ------------
                                                                 52,112,225
                                                               ------------

                  BUILDING & CONSTRUCTION--.4%
  120,000         Hirsh International Corp. Cl. A* .........      2,640,000
  159,000         Morrison Knudsen Corp.* ..................      1,550,250
                                                               ------------
                                                                  4,190,250
                                                               ------------

                  BUSINESS SERVICES--1.9%
  226,000         Cognizant Corp. ..........................     10,071,238
  188,900         Rent-Way Inc.+ ...........................      3,494,650
  130,000         WPP Group ADR ............................      5,866,250
                                                               ------------
                                                                 19,432,138
                                                               ------------

                  COMMUNICATIONS--4.5%
  116,000         America Online Inc.* .....................     10,345,808
   41,200         Cox Radio,Inc. Cl. A* ....................      1,658,300
  347,300         Jacor Communications Inc.*+ ..............     18,450,312
  274,600         Outdoor Systems, Inc.* ...................     10,537,775
   67,200         Universal Outdoor Holdings Inc.* .........      3,494,400
                                                               ------------
                                                                 44,486,595
                                                               ------------

                  COMMUNICATION EQUIPMENT--3.9%
  271,200         Advanced Fibre Communications Inc.* ......      7,898,700
  402,200         Bay Networks Inc.* .......................     10,281,439
  204,600         CIENA Corporation.* ......................     12,506,175
  135,000         Gemstar International Group Ltd.* ........      3,290,625
   92,700         Tellabs, Inc.* ...........................      4,901,513
                                                               ------------
                                                                 38,878,452
                                                               ------------


  SHARES                                                           VALUE
  ------                                                           -----

                  COMPUTER RELATED &
                    BUSINESS EQUIPMENT--.7%
  217,200         Essex International Inc.* ................   $  6,461,700
                                                               ------------

                  COMPUTER SERVICES--3.1%
  166,100         Keane Inc.* ..............................      6,747,813
  379,200         QuickResponse Service Inc.* ..............     14,030,400
  366,900         Technology Solutions Co.* ................      9,676,988
   21,900         Transaction Network Services Inc.*+ ......        377,775
                                                               ------------
                                                                 30,832,976
                                                               ------------

                  COMPUTER SOFTWARE--6.0%
  287,500         CBT Group PLC ADS* .......................     23,610,938
   99,300         Citrix Systems, Inc.* ....................      7,546,800
  160,000         HBO & Company ............................      7,680,000
  504,600         Saville Systems PLC ADR* .................     20,940,900
                                                               ------------
                                                                 59,778,638
                                                               ------------

                  COMPUTER TECHNOLOGY
    4,283         Dataware Technologies Inc.* ..............         11,243
                                                               ------------

                  CONSUMER PRODUCTS--1.4%
  200,000         Central Garden & Pet Co.* ................      5,250,000
  114,650         Pittway Corp. Cl. A ......................      7,982,506
                                                               ------------
                                                                 13,232,506
                                                               ------------

                  DRUG DISTRIBUTION--4.6%
  123,800         AmeriSource Health Corp. Cl. A ...........      7,211,350
  101,000         Bergen Brunswig Corp. Cl. A ..............      4,254,625
  199,900         McKesson Corp. ...........................     21,626,781
  402,500         Omnicare, Inc. ...........................     13,035,500
                                                               ------------
                                                                 46,128,256
                                                               ------------

                  ENERGY & ENERGY SERVICES--2.3%
  148,500         Camco International Inc. .................      9,457,668
  149,400         Diamond Offshore Drilling Inc.+ ..........      7,189,875
  229,100         Hvide Marine Inc. Cl. A*+ ................      5,899,325
                                                               ------------
                                                                 22,546,868
                                                               ------------

                  FINANCIAL  SERVICES--8.0%
   32,700         CCB Financial Corp. ......................      3,515,250
   69,800         CMAC Investment Corp. ....................      4,214,175
   84,200         Colonial BancGroup Inc.+ .................      2,899,680
   89,145         Commerce Bancshares Inc. .................      6,039,574
  157,500         Compass Bancshares Inc. ..................      6,890,625
  218,300         Dime Community Bancorp, Inc. .............      6,603,575
  384,900         INMC Mortgage Holdings Inc. ..............      9,021,286
   57,150         Mercantile Bankshares Corp. ..............      2,235,994
  410,700         Money Store Inc. (The)+ ..................      8,624,700
  220,000         National Commerce Bancorp+ ...............      7,755,000
  100,485         Provident Bankshares Corp. ...............      6,418,478
  478,000         Sovereign Bancorp Inc. ...................      9,918,500
   90,000         Wilmington Trust Corp. ...................      5,613,750
                                                               ------------
                                                                 79,750,587
                                                               ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1997  (CONT'D)

================================================================================

  SHARES          COMMON STOCKS--(CONTINUED)                        VALUE
  ------                                                            -----

                  FOODS & BEVERAGES--5.6%
  158,900         CKE Restaurants Inc.+ .....................  $  6,693,663
  409,700         Earthgrains Company .......................    19,255,900
  585,700         Flowers Industries Inc. ...................    12,043,749
   65,500         International Home Foods Inc.* ............     1,834,000
   60,300         Interstate Bakeries Corp. .................     2,253,713
  309,500         JP Foodservice Inc.*+ .....................    11,432,311
   45,900         Suiza Foods Corp.* ........................     2,733,942
                                                               ------------
                                                                 56,247,278
                                                               ------------

                  FREIGHT--.2%
   47,500         Expeditors International of Washington Inc.     1,828,750
                                                               ------------

                  HEALTH CARE--.4%
   81,500         Universal Health Services Inc. Cl. B* .....     4,105,563
                                                               ------------

                  INSURANCE--3.1%
  100,300         Enhance Financial Services Group Inc.+ ....     5,967,850
  133,500         Executive Risk Inc. .......................     9,320,036
  255,500         Vesta Insurance Group Inc. ................    15,170,312
                                                               ------------
                                                                 30,458,198
                                                               ------------

                  LEISURE & ENTERTAINMENT--2.6%
   40,000         Cinar Films,Inc. Cl. B* ...................     1,555,000
  485,100         Family Golf Centers Inc.*+ ................    15,220,012
  347,900         International Game Technology .............     8,784,475
                                                               ------------
                                                                 25,559,487
                                                               ------------

                  MANUFACTURING--.8%
  114,600         Leggett & Platt Inc. ......................     4,798,875
  130,150         Palm Harbor Homes Inc.* ...................     3,676,737
                                                               ------------
                                                                  8,475,612

                  MEDICAL DEVICES--5.5%
  616,500         Biomet Inc. ...............................    15,797,813
  371,600         ESC Medical Systems Ltd.* .................    14,399,500
  130,000         Guidant Corp. .............................     8,092,500
  278,000         Mentor Corp. ..............................    10,147,000
  113,000         Safeskin Corp.*+ ..........................     6,412,750
                                                               ------------
                                                                 54,849,563
                                                               ------------

                  MEDICAL SERVICES--1.9%
  136,600         Express Scripts Inc. Cl. A* ...............     8,196,000
    6,100         Hooper Holmes Inc. ........................        88,834
  100,800         Lincare Holdings Inc.* ....................     5,745,600
   91,500         Pediatrix Medical Group Inc.*+ ............     3,911,625
  117,500         Protocol Systems Inc.* ....................     1,182,402
                                                               ------------
                                                                 19,124,461
                                                               ------------

  SHARES                                                           VALUE
  ------                                                           -----

                  OIL & GAS--2.3%
  160,200         EVI Inc.* .................................  $  8,290,350
  200,000         Global Industries Ltd.* ...................     3,400,000
  531,200         Varco International Inc.* .................    11,387,865
                                                               ------------
                                                                 23,078,215
                                                               ------------

                  PHARMACEUTICALS--3.1%
  242,000         Dura Pharmaceuticals, Inc.* ...............    11,101,750
  387,300         Elan Corp PLC-ADR*+ .......................    19,825,112
                                                               ------------
                                                                 30,926,862

                  POLLUTION  CONTROL--2.6%
  100,000         Allied Waste Industries Inc.* .............     2,331,300
   67,500         Superior Services Inc.* ...................     1,949,062
  554,572         USA Waste Services, Inc.* .................    21,766,951
                                                               ------------
                                                                 26,047,313
                                                               ------------

                  RESTAURANTS & LODGING--1.0%
  300,000         Foodmaker Inc.* ...........................     4,518,900
  188,703         Patriot American Hospitality Co.+ .........     5,437,100
                                                               ------------
                                                                  9,956,000
                                                               ------------

                  RETAILING--5.6%
  110,200         BJ's Wholesale Club Inc.* .................     3,457,525
  387,800         Borders Group Inc.* .......................    12,143,181
  115,000         Dress Barn Inc.* ..........................     3,263,125
  227,100         Family Dollar Stores Inc. .................     6,656,982
   67,400         Linens'n Things Inc.* .....................     2,940,325
  328,200         Michaels Stores Inc.*+ ....................     9,599,850
  100,000         Office Depot Inc.* ........................     2,393,800
  233,300         Proffitt's Inc.* ..........................     6,634,585
  191,500         WestPoint Stevens Inc.*+ ..................     9,048,375
                                                               ------------
                                                                 56,137,748
                                                               ------------

                  SEMICONDUCTORS--2.4%
  304,000         Altera Corporation* .......................    10,070,000
   21,810         California Micro Devices Corporation* .....       117,228
  239,600         Linear Technology Corporation .............    13,806,950
                                                               ------------
                                                                 23,994,178
                                                               ------------

                  SUPERMARKETS--2.1%
  366,000         Fred Meyer, Inc.* .........................    13,313,250
  144,900         Whole Foods Market Inc.* ..................     7,408,013
                                                               ------------
                                                                 20,721,263
                                                               ------------

                  TRANSPORTATION--3.1%
  382,000         Coach USA Inc.*+ ..........................    12,797,000
  229,300         Continental Airlines Inc. Cl. B*+ .........    11,035,063
  264,000         Knightsbridge Tankers Ltd. ................     7,474,632
                                                               ------------
                                                                 31,306,695
                                                               ------------
                  TOTAL COMMON STOCKS
                    (COST  $698,953,184) ....................   922,494,178
                                                               ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1997  (CONT'D)

================================================================================

   PRINCIPAL
    AMOUNT        SHORT-TERM INVESTMENTS--8.3%                      VALUE
    ------                                                          -----

                  SHORT-TERM CORPORATE NOTES--7.5%
$20,000,000       Four Winds Funding Co.,
                    6.06%, 1/5/98 (a) ....................... $  19,986,535
 35,000,000       Merrill Lynch & Co. Inc.,
                    6.05%, 1/9/98 ...........................    34,952,944
 20,000,000       PHH Corp.,
                    5.85%, 1/6/98 ...........................    19,983,750
                                                              -------------

                  TOTAL SHORT-TERM CORPORATE NOTES
                    (COST $74,923,229) ......................    74,923,229
                                                              -------------

                  SECURITIES HELD UNDER
                    REPURCHASE AGREEMENTS--.8%
                  Securities Held Under Repurchase
                     Agreements, 6.25%, 1/2/98 with Bear,
                     Stearns & Co. Inc., dtd 12/31/97,
                     repurchase price $8,243,327;
                     collateralized by U.S. Treasury Strips
                     (par value $35,440,000 due
                     5/15/01-11/15/21) ......................     8,240,465
                                                              -------------

                  TOTAL SHORT-TERM INVESTMENTS
                    (COST $83,163,694) ......................    83,163,694
                                                              -------------

TOTAL INVESTMENTS
  (COST $782,116,878)(b) ...................     100.8%       1,005,657,872
Liabilities in Excess Of Other Assets ......       (.8)          (8,071,964)
                                                 -----        -------------
NET ASSETS .................................     100.0%       $ 997,585,908
                                                 =====        =============


--------------------------------------------------------------------------------
  *  Non-income producing security.
  +  Security partially or fully on loan.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) At December 31, 1997, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $782,116,878 amounted to $223,540,994 which consisted of aggregate gross unrealized appreciation of $234,546,416 and aggregate gross unrealized depreciation of $11,005,422.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION  PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year

                                                                                Year Ended December 31,
                                                          ----------------------------------------------------------------
                                                              1997          1996        1995         1994           1993
--------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                        $ 40.91        $ 39.41     $ 27.31      $ 30.88      $ 27.26
--------------------------------------------------------------------------------------------------------------------------
   Net investment loss                                         (0.05)(i)      (0.04)(i)   (0.09)       (0.03)(i)    (0.05)
   Net realized and unrealized gain
     (loss) on investments                                      4.45           1.70       12.19        (1.45)        3.67
--------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                         4.40           1.66       12.10        (1.48)        3.62
   Distributions from net realized gains                       (1.56)         (0.16)         --        (2.09)          --
--------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                              $ 43.75        $ 40.91     $ 39.41      $ 27.31      $ 30.88
==========================================================================================================================
   Total Return                                                11.39%          4.18%      44.31%       (4.38%)      13.28%
==========================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)                $997,586     $1,469,518    $984,212     $397,037     $238,850
==========================================================================================================================
     Ratio of expenses to average net assets                    0.89%          0.88%       0.92%        0.96%        1.03%
==========================================================================================================================
     Ratio of net investment loss to
       average net assets                                      (0.12%)        (0.09%)     (0.48%)      (0.10%)      (0.35%)
==========================================================================================================================
     Portfolio Turnover Rate                                  104.43%        110.04%      80.66%      117.61%      148.07%
==========================================================================================================================
     Average Commission Rate Paid                            $ .0640        $ .0591
========================================================================================
(i)      Amount was computed based on average shares outstanding during the year.

                       See Notes to Financial Statements.

================================================================================
   ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
   Portfolio Highlights Through December 31, 1997 (Unaudited)
================================================================================


================================================================================
   $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION November 15, 1988
================================================================================

[The following table represents a chart in the printed piece.]


           Alger American Growth      S&P 500
           ---------------------      -------
11/15/88          $10,000             $10,000
12/31/88           10,095              10,422
12/31/89           10,842              13,715
12/31/90           10,872              13,279
12/31/91           13,428              17,325
12/31/92           14,589              18,640
12/31/93           16,097              20,512
12/31/94           14,765              20,783
12/31/95           19,952              28,593
12/31/96           23,878              34,139
12/31/97           32,543              45,531


   The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Income and Growth Portfolio and the S&P 500 Index on November 15, 1988, the inception date of the Alger American Income and Growth Portfolio. Figures for the Alger American Income and Growth Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.



================================================================================
   PERFORMANCE COMPARISON THROUGH December 31, 1997
================================================================================

                                        AVERAGE ANNUAL TOTAL RETURNS

                                1 YEAR           5 YEARS     SINCE INCEPTION
                             -----------------------------------------------

Alger American Income
  and Growth Portfolio          36.29%           17.40%          13.80%

S&P 500 Index                   33.36%           20.27%          18.06%
                             -----------------------------------------------

   Performance figures do not reflect deduction of insurance charges against assets or annuities. If these charges were deducted, the total return figures would be lower. Past performance does not guarantee future results.

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1997

================================================================================

     SHARES       COMMON STOCKS--93.3%                             VALUE
     ------                                                        -----

                  APPLIANCES & TOOLS--3.0%
     10,000       Black & Decker Corp. ....................  $      390,630
     24,500       Sunbeam Corp. ...........................       1,032,063
                                                             --------------
                                                                  1,422,693
                                                             --------------

                  AUTOMOTIVE EQUIPMENT
                    & SERVICES--.5%
      8,000       Avis Rent A Car Inc.* ...................         255,504
                                                             --------------

                  BIO-TECHNOLOGY--1.5%
     18,000       DEKALB Genetics Corp. Cl. B .............         706,500
                                                             --------------

                  BROADCASTING--1.0%
     15,300       CBS Corp. ...............................         450,400
                                                             --------------

                  BUSINESS SERVICES--1.0%
     10,400       Cognizant Corp. .........................         463,455
                                                             --------------

                  COMMUNICATIONS--3.5%
     10,000       America Online Inc.* ....................         891,880
      3,900       AT&T Corp. ..............................         238,875
     10,000       Jacor Communications Inc.* ..............         531,250
                                                             --------------
                                                                  1,662,005
                                                             --------------

                  COMMUNICATION EQUIPMENT--1.1%
      8,300       CIENA Corporation* ......................         507,338
                                                             --------------

                  CONGLOMERATE--3.1%
     33,004       Tyco International Ltd. .................       1,487,259
                                                             --------------

                  CONSUMER PRODUCTS--.7%
     10,000       Cendant Corp.* ..........................         343,750
                                                             --------------

                  DRUG DISTRIBUTION--2.7%
     12,000       McKesson Corp. ..........................       1,298,256
                                                             --------------

                  ENERGY & ENERGY SERVICES--2.8%
      7,300       Diamond Offshore Drilling Inc. ..........         351,313
      9,500       Halliburton Co. .........................         493,411
      6,100       Schlumberger Ltd. .......................         491,050
                                                             --------------
                                                                  1,335,774
                                                             --------------

                  FINANCIAL  SERVICES--21.7%
     12,000       American Express Co. ....................       1,071,000
     15,500       BankAmerica Corp. .......................       1,131,500
     21,000       Bank of New York Inc. ...................       1,214,073
      5,500       Comerica Inc. ...........................         496,375
     11,400       Federal Home Loan Mortgage Corporation...         478,093
      7,000       Fifth Third Bancorp .....................         572,250


     SHARES                                                        VALUE
     ------                                                        -----

                  FINANCIAL  SERVICES (CONTINUED)
      6,500       First Union Corp. .......................  $      333,125
      9,000       Household International Inc. ............       1,148,067
     10,000       INMC Mortgage Holdings Inc. .............         234,380
     12,000       Mellon Bank Corp. .......................         727,500
     10,015       Morgan Stanley, Dean Witter,
                    Discover & Co. ........................         592,137
     13,000       Norwest Corp. ...........................         502,125
     16,500       Schwab (Charles) Corporation (The) ......         691,977
     15,000       SunAmerica Inc. .........................         641,250
      4,000       U.S. Bancorp Inc. .......................         447,752
                                                             --------------
                                                                 10,281,604
                                                             --------------

                  FOODS & BEVERAGES--3.6%
     10,000       Earthgrains Company .....................         470,000
     17,000       Kellogg Co. .............................         843,625
     11,200       PepsiCo, Inc. ...........................         408,106
                                                             --------------
                                                                  1,721,731
                                                             --------------

                  INSURANCE--10.7%
      5,000       Allstate Corp. ..........................         454,375
      7,850       American International Group, Inc. ......         853,688
     12,000       Executive Risk Inc. .....................         837,756
     15,300       MGIC Investment Corp ....................       1,017,450
     17,400       Travelers Group Inc. ....................         937,425
     16,000       Vesta Insurance Group Inc. ..............         950,000
                                                             --------------
                                                                  5,050,694
                                                             --------------

                  LEISURE & ENTERTAINMENT--2.5%
     15,000       Carnival Corporation Cl. A ..............         830,625
     14,500       International Game Technology ...........         366,125
                                                             --------------
                                                                  1,196,750
                                                             --------------

                  MEDICAL DEVICES--3.7%
     27,800       Guidant Corp. ...........................       1,730,550
                                                             --------------

                  MEDICAL SERVICES--1.1%
      8,500       AmeriSource Health Corp Cl. A* ..........         495,125
                                                             --------------

                  OIL & GAS--1.1%
      2,000       Chevron Corp. ...........................         154,000
      6,000       Exxon Corp. .............................         367,128
                                                             --------------
                                                                    521,128
                                                             --------------

                  PHARMACEUTICALS--14.0%
     12,000       Bristol Myers Squibb Co. ................       1,135,500
     18,800       Eli Lilly & Company .....................       1,308,950
     17,400       Pfizer Inc. .............................       1,297,396
     22,500       Schering-Plough Corporation .............       1,397,813
     12,100       Warner-Lambert Co. ......................       1,500,400
                                                             --------------
                                                                  6,640,059
                                                             --------------

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1997 (CONT'D)

================================================================================

     SHARES       COMMON STOCKS--(CONTINUED)                      VALUE
     ------                                                       -----

                  POLLUTION  CONTROL--2.2%
     27,100       USA Waste Services, Inc.* ................ $    1,063,675
                                                             --------------

                  RETAILING--10.4%
     16,400       CVS Corp. ................................      1,050,633
     29,350       Home Depot,Inc. ..........................      1,727,981
     21,000       Rite Aid Corp. ...........................      1,232,448
     23,000       Wal-Mart Stores Inc. .....................        907,074
                                                             --------------
                                                                  4,918,136
                                                             --------------

                  SEMICONDUCTORS--1.4%
     11,600       Linear Technology Corporation ............        668,450
                                                             --------------

                  TOTAL COMMON STOCKS
                    (COST $36,963,512) .....................     44,220,836
                                                             --------------

   PRINCIPAL
    AMOUNT        SHORT-TERM INVESTMENTS--6.9%
    ------
                  SHORT-TERM CORPORATE NOTES --5.1%
 $1,100,000       Four Winds Funding Co.,
                    6.06%,1/5/98 (a) .......................      1,099,259
  1,300,000       Merrill Lynch & Co. Inc.,
                    6.05%,1/9/98 ...........................      1,298,253
                                                             --------------

                  TOTAL SHORT-TERM CORPORATE NOTES
                   (COST $2,397,512) .......................      2,397,512
                                                             --------------

                                                                    VALUE
                                                                    -----
                  SECURITIES HELD UNDER
                    REPURCHASE  AGREEMENTS--1.8%
                  Securities Held Under Repurchase
                    Agreements, 6.25%, 1/2/98, with Bear,
                    Stearns & Co. Inc., dtd 12/31/97,
                    repurchase price $867,452;
                    collateralized by U.S. Treasury Strips
                    (par value
                    $3,730,000 due 11/15/21) ............... $      867,151
                                                             --------------
                  TOTAL SHORT-TERM INVESTMENTS
                     (COST $3,264,663) .....................      3,264,663
                                                             --------------


TOTAL INVESTMENTS
  (COST $40,228,175)(b) ....................     100.2%          47,485,499

Liabilities In Excess Of Other Assets ......       (.2)             (86,607)
                                                 -----       --------------
NET ASSETS .................................     100.0%      $   47,398,892
                                                 =====       ==============

--------------------------------------------------------------------------------
*   Non-income producing security.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) At December 31, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $40,228,175 amounted to $7,257,324 which consisted of aggregate gross unrealized appreciation of $7,321,827 and aggregate gross unrealized depreciation of $64,503.

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

=============================================================================================================================




                                                                               YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                          1997            1996           1995            1994           1993
-----------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                   $  8.42         $ 17.79       $  13.30        $ 15.31         $ 13.93
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income                                   0.03            0.09(i)        0.11(i)        0.17            0.07
   Net realized and unrealized gain
     (loss) on investments                                 2.94            1.87           4.54          (1.47)           1.37
-----------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                    2.97            1.96           4.65          (1.30)           1.44
-----------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                   (0.04)          (0.33)         (0.16)         (0.15)          (0.06)
   Distributions from net realized gains                  (0.36)         (11.00)            --          (0.56)             --
-----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                (0.40)         (11.33)         (0.16)         (0.71)          (0.06)
-----------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                         $ 10.99         $  8.42       $  17.79        $ 13.30         $ 15.31
==============================================================================================================================
   Total Return                                           36.29%          19.68%         35.13%         (8.28%)         10.34%
=============================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)            $47,399         $20,910       $  8,639        $29,135         $31,895
=============================================================================================================================
     Ratio of expenses to average net assets               0.74%           0.81%          0.75%          0.75%           0.97%
=============================================================================================================================
     Ratio of net investment income to average
       net assets                                          0.56%           0.94%          0.61%          1.22%           1.51%
=============================================================================================================================
     Portfolio Turnover Rate                             150.09%         121.60%        164.05%        177.97%         105.80%
=============================================================================================================================
     Average Commission Rate Paid                       $ .0724         $ .0728
====================================================================================
(i)   Amount was computed based on average shares outstanding during the year.


                                                 See Notes to Financial Statements.
                                                                                                                               17

--------------------------------------------------------------------------------
    ALGER AMERICAN BALANCED PORTFOLIO
    PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION September 5, 1989
--------------------------------------------------------------------------------

[THE FOLLOWING CHART REPRESENTS A GRAPH]

  Date   Alger American Balanced     S&P 500  Lehman Brothers Govt/Corp Bond Index
-------- -----------------------     -------  ------------------------------------
09/05/89        $10,000              $10,000               $10,000
12/31/89         10,265               10,170                10,399
12/31/90         10,933                9,847                11,261
12/31/91         11,447               12,847                13,077
12/31/92         12,535               13,822                14,067
12/31/93         13,511               15,210                15,623
12/31/94         12,935               15,410                15,075
12/31/95         16,638               21,201                17,975
12/31/96         18,329               26,113                18,501
12/31/97         21,961               32,095                20,305


    The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Balanced Portfolio, the S&P 500 Index, and the Lehman Brothers Government/Corporate Bond Index on September 5, 1989, the inception date of the Alger American Balanced Portfolio. Figures for the Alger American Balanced Portfolio, the S&P 500 Index, an unmanaged index of common stocks, and the Lehman Brothers Government/Corporate Bond Index, an unmanaged index of government and corporate bonds, include reinvestment of dividends and/or interest.

--------------------------------------------------------------------------------
    PERFORMANCE COMPARISON THROUGH December 31, 1997
--------------------------------------------------------------------------------

                                                    Average Annual Total Returns
                                              1 Year       5 Years      Since Inception
                                              -----------------------------------------

     Alger American Balanced Portfolio        19.82%        11.87%           9.92%

     S&P 500 Index                            33.36%        20.27%          16.17%

     Lehman Brothers Gov't/Corp Bond Index     9.75%         7.61%           8.88%
                                              -----------------------------------------

    PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1997

================================================================================

     SHARES       COMMON STOCKS--56.4%                             VALUE
     ------                                                        -----

                  AEROSPACE--.6%
      3,200       Gulfstream Aerospace Corp.* ................  $    93,600
                                                                -----------
                  APPLIANCES & TOOLS--1.5%
      6,100       Sunbeam Corp. ..............................      256,962
                                                                -----------

                  BROADCASTING--1.8%
     10,000       CBS Corp. ..................................      294,380
                                                                -----------

                  BUILDING & CONSTRUCTION--.6%
      2,100       Masco Corp. ................................      106,837
                                                                -----------

                  BUSINESS SERVICES--.9%
      3,500       Cognizant Corp. ............................      155,970
                                                                -----------

                  COMMUNICATIONS--2.8%
      2,200       America Online Inc.* .......................      196,214
      2,000       AT&T Corp. .................................      122,500
      4,600       WorldCom Inc.* .............................      139,150
                                                                -----------
                                                                    457,864
                                                                -----------

                  COMMUNICATION EQUIPMENT--3.0%
      4,400       Bay Networks Inc.* .........................      112,477
      2,000       CIENA Corporation* .........................      122,250
      3,300       Cisco Systems, Inc.* .......................      183,975
      1,500       Tellabs, Inc.* .............................       79,313
                                                                -----------
                                                                    498,015
                                                                -----------

                  COMPUTER SOFTWARE--1.9%
      2,600       HBO & Company ..............................      124,800
      1,500       Microsoft Corporation* .....................      193,875
                                                                -----------
                                                                    318,675
                                                                -----------

                  CONGLOMERATE--2.0%
      7,250       Tyco International Ltd. ....................      326,707
                                                                -----------

                  CONSUMER PRODUCTS--2.1%
      8,550       Cendant Corp.* .............................      293,905
      1,500       Fortune Brands Inc. ........................       55,595
                                                                -----------
                                                                    349,500
                                                                -----------

                  DRUG DISTRIBUTION--1.7%
      2,000       AmeriSource Health Corp Cl. A* .............      116,500
      1,600       Cardinal Health, lnc. ......................      120,200
        500       McKesson Corp. .............................       54,094
                                                                -----------
                                                                    290,794
                                                                -----------

                  ENERGY & ENERGY SERVICES--1.2%
      1,600       Diamond Offshore Drilling Inc. .............       77,000
      2,100       Halliburton Co. ............................      109,070
                                                                -----------
                                                                    186,070
                                                                -----------
                  FINANCIAL SERVICES--8.7%
      2,000       Banc One Corp. .............................      108,626
      2,700       BankAmerica Corp. ..........................      197,100
      4,100       Bank of New York Inc. ......................      237,033
        600       CoreStates Financial Corp. .................       48,038
      4,000       Federal Home Loan Mortgage Corporation .....      167,752
      2,000       First Union Corp. ..........................      102,500

     SHARES                                                        VALUE
     ------                                                        -----

                  FINANCIAL SERVICES (CONTINUED)
        400       Household International Inc. ...............  $    51,025
      3,000       Money Store Inc. (The) .....................       63,000
      3,905       Morgan Stanley, Dean Witter,
                    Discover & Co. ...........................      230,883
      3,300       Paine Webber Group Inc. ....................      114,058
      3,000       Schwab (Charles) Corporation (The) .........      125,813
                                                                -----------
                                                                  1,445,828
                                                                -----------

                  FOODS BEVERAGES--.5%
      2,300       PepsiCo, Inc. ..............................       83,807
                                                                -----------

                  FOOD CHAINS--1.0%
      2,500       Safeway Inc.* ..............................      158,125
                                                                -----------

                  INSURANCE--3.8%
      2,400       American International Group, Inc. .........      261,000
      1,600       MGIC Investment Corp. ......................      106,400
      4,800       Travelers Group Inc. .......................      258,600
                                                                -----------
                                                                    626,000
                                                                -----------

                  LEISURE & ENTERTAINMENT--2.6%
      3,200       Carnival Corporation Cl. A .................      177,200
     10,000       International Game Technology ..............      252,500
                                                                -----------
                                                                    429,700
                                                                -----------

                  MEDICAL DEVICES--1.5%
      4,000       Guidant Corp. ..............................      249,000
                                                                -----------

                  PHARMACEUTICALS--6.9%
      3,400       Bristol Myers Squibb Co. ...................      321,725
      2,600       Eli Lilly & Company ........................      181,025
      1,000       Pfizer Inc. ................................       74,563
      4,700       Schering-Plough Corporation ................      291,988
      2,200       Warner-Lambert Co. .........................      272,800
                                                                -----------
                                                                  1,142,101
                                                                -----------

                  POLLUTION CONTROL--.8%
      3,300       USA Waste Services, Inc.* ..................      129,525
                                                                -----------

                  RETAILING--4.6%
      1,400       CVS Corp. ..................................       89,688
      5,400       Home Depot, lnc. ...........................      317,925
      3,600       Staples Inc.* ..............................       99,900
      6,700       Wal-Mart Stores Inc. .......................      264,235
                                                                -----------
                                                                    771,748
                                                                -----------

                  REAL ESTATE INVESTMENT TRUST--.3%
      1,687       Equity Office Properties Trust .............       53,247
                                                                -----------

                  SEMICONDUCTORS--1.3%
      3,100       Altera Corporation* ........................      102,688
      2,100       Linear Technology Corporation ..............     121 ,013
                                                                -----------
                                                                    223,701
                                                                -----------
                  TOYS--1.1%
      5,000       Mattel Inc. ................................      186,250
                                                                -----------

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1997 (CONT'D)

     SHARES       COMMON STOCKS (CONTINUED)                        VALUE
     ------                                                        -----

                  TRANSPORTATION--3.2%
      2,300       AMR Corp.* ...................................$   295,550
      2,600       Burlington Northern Santa Fe Co. .............    241,639
                                                                -----------
                                                                    537,189
                                                                -----------
                  TOTAL COMMON STOCKS
                    (COST $7,760,050) ..........................  9,371,595
                                                                -----------


  PRINCIPAL
   AMOUNT         CORPORATE BONDS--15.2%
  --------
                  AUTOMOTIVE--2.7%
   $200,000       Ford Motor B.V.,
                    9.50%, 6/1/10 ..............................    247,696
    200,000       General Motors Acceptance Corp.,
                    7.125%, 6/1/99 .............................    202,568
                                                                -----------
                                                                    450,264
                                                                -----------

                  COMPUTER RELATED--2.7%
    440,000       International Business Machines Corp.,
                    6.45%, 8/1/07 ..............................    439,912
                                                                -----------

                  CONGLOMERATE--1.2%
    200,000       GE Capital Corp.,
                    7.25%, 6/5/12 ..............................    201,040
                                                                -----------

                  ELECTRIC & GAS COMPANIES--.6%
    100,000       Cincinnati Gas & Electric Co.,
                    7.20%, 10/1/23 .............................    102,875
                                                                -----------

                  FINANCIAL SERVICES--4.3%
                  Bank America Corp.,
    200,000         6.625%, 10/15/07 ...........................    199,960
    100,000         7.125%, 5/12/05+ ...........................    103,738
    200,000       Citicorp.,
                    7.125%, 6/1/03 .............................    207,674
    200,000       Transamerica Financial Corp.,
                    7.85%, 10/21/99 ............................    204,500
                                                                -----------

                                                                    715,872
                                                                -----------

                  INSURANCE--.6%
    100,000       Travelers Group Inc.,
                    7.75%, 6/15/99 .............................    102,166
                                                                -----------

                  LEISURE & ENTERTAINMENT--1.8%
    300,000       Walt Disney Corp.,
                    6.375%, 3/30/01+ ...........................    301,947
                                                                -----------

                  POLLUTION CONTROL--1.3%
    200,000       Waste Management Inc.,
                    8.25%, 11/15/99 ............................    206,078
                                                                -----------

                  TOTAL CORPORATE BONDS
                    (COST $2,550,180) ..........................  2,520,154
                                                                -----------



  PRINCIPAL       U.S. GOVERNMENT &
   AMOUNT           AGENCY OBLIGATIONS--12.1%                       VALUE
  --------                                                         -----

   $200,000       U.S. Treasury Notes,
                    7.50%, 10/31/99 ............................$   206,188
    400,000       Federal Home Loan Bank Corporation,
                    8.02%, 1/30/12 .............................    400,688
    300,000       Federal Home Loan Bank Corporation,
                    7.58%, 7/9/12 ..............................    299,940
    400,000       Federal Home Loan Bank Corporation,
                    7.30%, 12/24/12 ............................    399,564
    500,000       Federal Home Loan Mortgage Corporation,
                    7.00%, 3/6/07 ..............................    497,265
    200,000       Federal National Mortgage Association,
                    8.50%, 2/1/05 ..............................    209,562
                                                                -----------

                  TOTAL U.S. GOVERNMENT & AGENCY
                    OBLIGATIONS (COST $2,002,188) ..............  2,013,207
                                                                -----------

                  SHORT-TERM INVESTMENTS--15.7%
                  SHORT-TERM CORPORATE NOTES--13.8%
    750,000       Dow Chemical Co.,
                    5.80%,1/5/98 ...............................    749,517
    400,000       Elf Aquitaine Finance (S.A.),
                    6.15%,1/7/98 ...............................    399,590
    400,000       Merrill Lynch & Co. Inc.,
                    6.05%,1/9/98 ...............................    399,462
    750,000       PHH Corp.,
                    5.85%, 1/6/98 ..............................    749,391
                                                                -----------

                  TOTAL SHORT-TERM CORPORATE NOTES
                    (COST $2,297,960) ..........................  2,297,960
                                                                -----------

                  SECURITIES HELD UNDER
                    REPURCHASE AGREEMENTS--1.9%
                  Securities Held Under Repurchase
                    Agreements, 6.25%, 1/2/98, with Bear,
                    Stearns & Co. Inc., dtd 12/31/97,
                    repurchase price $313,533;
                    collateralized by U.S. Treasury Strips
                    (par value
                    $920,000 due 8/15/15) ......................    313,424
                                                                -----------
                  TOTAL SHORT-TERM INVESTMENTS
                    (COSTS $2,611,384) .........................  2,611,384
                                                                -----------

TOTAL INVESTMENTS
  (COST $14,923,802) (a) ......................   99.4%          16,516,340
Other Assets in Excess of Liabilities .........     .6               97,410
                                                 -----          -----------
NET ASSETS ....................................  100.0%         $16,613,750
                                                 =====          ===========

--------------------------------------------------------------------------------

  *  Non-income producing security.
  +  Security partially or fully on loan.
(a) At December 31, 1997, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $14,923,802, amounted to $1,592,538 which consisted of aggregate gross unrealized appreciation of $1,733,778 and aggregate gross unrealized depreciation of $141,240.

                       See Notes to Financial Statements.
20

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

=================================================================================================================================

                                                                                    YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------------
                                                           1997             1996             1995           1994          1993
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                     $ 9.24          $ 13.64         $  10.80      $   11.58        $ 10.77
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                    0.17             0.21(i)          0.33(i)        0.20           0.15
   Net realized and unrealized gain
     (loss) on investments                                  1.63             1.01             2.73          (0.70)          0.69
---------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                     1.80             1.22             3.06          (0.50)          0.84
---------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                    (0.12)           (0.73)           (0.22)         (0.13)         (0.03)
   Distributions from net realized gains                   (0.16)           (4.89)              --          (0.15)            --
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                 (0.28)           (5.62)           (0.22)         (0.28)         (0.03)
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                          $ 10.76        $    9.24         $  13.64      $   10.80        $ 11.58
=================================================================================================================================
   Total Return                                            19.82%           10.17%           28.62%         (4.27%)         7.79%
=================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)             $16,614          $10,486         $  3,671       $ 10,394        $ 7,848
=================================================================================================================================
     Ratio of expenses to average net
       assets                                               1.01%            1.14%            1.00%          1.08%          1.25%
=================================================================================================================================
     Decrease reflected in above expense
       ratios due to expense
       reimbursements                                         --               --               --             --           0.19%
=================================================================================================================================
     Ratio of net investment income to
       average net assets                                   2.14%            2.06%            2.49%          2.30%          2.05%
=================================================================================================================================
     Portfolio Turnover Rate                              105.01%           68.66%          113.02%         78.80%         85.46%
=================================================================================================================================
     Average Commission Rate Paid                        $ .0712          $ .0712
=================================================================================
(i) Amount was computed based on average shares outstanding during the year.



                                               See Notes to Financial Statements.

                                                                                                                               21

--------------------------------------------------------------------------------
    ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
    PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION May 3, 1993
--------------------------------------------------------------------------------

[THE FOLLOWING CHART REPRESENTS A GRAPH]

  Date                   Alger Midcap Growth               S&P Midcap 400
--------                 -------------------               --------------
05/23/93                      $10,000                         $10,000
12/31/93                       13,867                          11,297
12/31/94                       13,653                          10,893
12/31/95                       19,722                          14,624
12/31/96                       22,068                          17,001
12/31/97                       25,380                          22,483


    The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American MidCap Growth Portfolio and the S&P MidCap 400 Index on May 3, 1993, the inception date of the Alger American MidCap Growth Portfolio. Figures for the Alger American MidCap Growth Portfolio and the S&P MidCap 400 Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
    PERFORMANCE COMPARISON THROUGH December 31, 1997
--------------------------------------------------------------------------------

                                                  Average Annual Total Return
                                                 1 Year        Since Inception
                                             ----------------------------------

      Alger American MidCap Growth Portfolio      15.01%           22.09%

      S&P MidCap 400 Index                        32.25%           18.96%
                                             ----------------------------------

    PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1997

================================================================================

  SHARES          COMMON STOCKS--92.5%                              VALUE
  ------                                                            -----

                  AEROSPACE--1.1%
  166,000         Gulfstream Aerospace Corp.* ................ $  4,855,500
                                                               ------------

                  APPAREL--.5%
   90,100         Nautica Enterprises Inc.* ..................    2,094,825
                                                               ------------

                  APPLIANCES & TOOLS--3.2%
  336,000         Sunbeam Corp. ..............................   14,154,000
                                                               ------------

                  BIO-TECHNOLOGY--1.3%
  278,200         BioChem Pharma Inc.*+ ......................    5,807,425
                                                               ------------

                  BUILDING & CONSTRUCTION--2.0%
  175,900         Masco Corp. ................................    8,948,913
                                                               ------------

                  BUSINESS SERVICES--4.8%
  304,100         Cognizant Corp. ............................   13,551,608
   22,600         Consolidation Capital Corp.* ...............      459,074
  142,300         Paychex, Inc. ..............................    7,203,938
                                                               ------------
                                                                 21,214,620
                                                               ------------

                  COMMUNICATIONS--1.2%
   61,400         America Online Inc.* .......................    5,476,143
                                                               ------------

                  COMMUNICATION EQUIPMENT--5.7%
  109,000         Advanced Fibre Communications Inc.* ........    3,174,625
  156,700         Bay Networks Inc.* .........................    4,005,722
  120,300         CIENA Corporation* .........................    7,353,338
   98,700         Cisco Systems, Inc.* .......................    5,502,525
   96,400         Tellabs, Inc.* .............................    5,097,150
                                                               ------------
                                                                 25,133,360
                                                               ------------

                  COMPUTER SERVICES--.6%
   72,500         Sterling Commerce, Inc.* ...................    2,786,755
                                                               ------------

                  COMPUTER SOFTWARE--3.8%
   36,500         Citrix Systems, Inc.* ......................    2,774,000
  297,700         HBO & Company ..............................   14,289,600
                                                               ------------
                                                                 17,063,600
                                                               ------------

                  COMPUTER TECHNOLOGY
      171         Dataware Technologies Inc.* ................          449
                                                               ------------

                  CONGLOMERATE--1.8%
  181,574         Tyco International Ltd. ....................    8,182,269
                                                               ------------

                  CONSUMER PRODUCTS--3.2%
  338,750         Cendant Corp.* .............................   11,644,531
   75,000         Fortune Brands Inc. ........................    2,779,725
                                                               ------------
                                                                 14,424,256
                                                               ------------

                  DRUG DISTRIBUTION--8.9%
  135,000         AmeriSource Health Corp. Cl. A* ............    7,863,750
  198,300         Bergen Brunswig Corp. Cl. A ................    8,353,388
  140,600         Cardinal Health, lnc. ......................   10,562,575
   73,700         McKesson Corp. .............................    7,973,456
  170,700         Omnicare, Inc. .............................    5,291,700
                                                               ------------
                                                                 40,044,869
                                                               ------------

  SHARES                                                            VALUE
  ------                                                            -----

                  ENERGY & ENERGY SERVICES--2.2%
   69,900         Diamond Offshore Drilling Inc. ............. $  3,363,938
   90,000         Global Industries Ltd.* ....................    1,530,000
   88,800         Halliburton Co. ............................    4,612,094
                                                               ------------
                                                                  9,506,032
                                                               ------------

                  FINANCIAL SERVICES--9.2%
   83,500         Dime Community Bancorp, Inc. ...............    2,525,875
  173,000         INMC Mortgage Holdings Inc. ................    4,054,774
  434,900         Money Store Inc. (The)+ ....................    9,132,900
  178,050         Paine Webber Group Inc. ....................    6,153,942
  150,000         Sovereign Bancorp Inc. .....................    3,112,500
   54,700         Star Banc Corp. ............................    3,138,413
  134,300         State Street Corp. .........................    7,814,648
  117,100         SunAmerica Inc. ............................    5,006,025
                                                               ------------
                                                                 40,939,077
                                                               ------------

                  FOODS & BEVERAGES--.6%
   89,500         International Home Foods Inc.* .............    2,506,000
                                                               ------------

                  INSURANCE--2.9%
  197,000         MGIC Investment Corp. ......................   13,100,500
                                                               ------------

                  LEISURE & ENTERTAINMENT--6.2%
  168,500         Carnival Corporation Cl. A .................    9,330,688
    9,700         Family Golf Centers Inc.* ..................      304,337
  555,900         International Game Technology ..............   14,036,475
  174,600         Mirage Resorts, Incorporated* ..............    3,972,150
                                                               ------------
                                                                 27,643,650
                                                               ------------

                  MANUFACTURING--1.4%
  152,200         Leggett & Platt Inc. .......................    6,373,375
                                                               ------------

                  MEDICAL DEVICES--5.5%
   23,300         Biomatrix Inc.* ............................      699,000
  230,200         Biomet Inc. ................................    5,898,875
  176,100         Guidant Corp. ..............................   10,962,225
  107,600         Mentor Corp. ...............................    3,927,400
   53,000         Safeskin Corp.*+ ...........................    3,007,750
                                                               ------------
                                                                 24,495,250
                                                               ------------

                  MEDICAL SERVICES--1.2%
  196,800         Quorum Health Group Inc.* ..................    5,141,400
                                                               ------------

                  PHARMACEUTICALS--1.9%
  163,400         Elan Corp PLC-ADR*+ ........................    8,364,119
                                                               ------------

                  POLLUTION CONTROL--3.5%
  130,100         Allied Waste Industries Inc.* ..............    3,033,020
  321,120         USA Waste Services, Inc.* ..................   12,603,960
                                                               ------------
                                                                 15,636,980
                                                               ------------

                  REAL ESTATE INVESTMENT TRUST--1.1%
   56,400         Boston Properties, Inc.* ...................    1,864,753
   90,571         Equity Office Properties Trust .............    2,858,692
                                                               ------------
                                                                  4,723,445
                                                               ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1997 (CONT'D)

================================================================================

  SHARES          COMMON STOCKS (CONTINUED)                        VALUE
  ------                                                           -----

                  RETAILING--10.2%
   59,400         BJ's Wholesale Club Inc.* .................. $  1,863,675
  236,400         Borders Group Inc.* ........................    7,402,393
   90,500         CVS Corp. ..................................    5,797,701
  293,200         CompUSA Inc.* ..............................    9,089,200
  344,900         General Nutrition Companies, Inc* ..........   11,726,600
   86,600         Rite Aid Corp. .............................    5,082,381
  158,000         Staples Inc.* ..............................    4,384,500
                                                               ------------
                                                                 45,346,450
                                                               ------------

                  SEMICONDUCTORS--2.4%
  115,000         Altera Corporation* ........................    3,809,375
  121,700         Linear Technology Corporation ..............    7,012,963
                                                               ------------
                                                                 10,822,338
                                                               ------------

                  TOYS--1.9%
  224,000         Mattel Inc. ................................    8,344,000
                                                               ------------

                  TRANSPORTATION--4.2%
   67,600         AMR Corp.* .................................    8,686,600
   58,000         Alaska Air Group Inc.* .....................    2,247,500
   76,000         Coach USA Inc.* ............................    2,546,000
  102,900         Continental Airlines Inc. Cl. B*+ ..........    4,952,063
                                                               ------------
                                                                 18,432,163
                                                               ------------

                  TOTAL COMMON STOCKS
                    (COST $341,957,585) ......................  411,561,763
                                                               ------------


   PRINCIPAL
    AMOUNT       SHORT-TERM INVESTMENTS--8.6%                      VALUE
   --------                                                        -----
                  SHORT-TERM CORPORATE NOTES--7.3%
$10,500,000       Elf Aquitaine Finance (S.A.),
                    6.15%, 1/7/98 ............................ $ 10,489,237
 12,000,000       Merrill Lynch & Co. Inc.,
                    6.05%, 1/9/98 ............................   11,983,867
 10,000,000       PHH Corp.,
                    5.85%, 1/6/98 ............................    9,991,875
                                                               ------------
                  TOTAL SHORT-TERM CORPORATE NOTES
                    (COST $32,464,979) .......................   32,464,979
                                                               ------------

                  SECURITIES HELD UNDER
                    REPURCHASE AGREEMENTS--1.3%
                  Securities Held Under Repurchase
                    Agreements, 6.25%, 1/2/98, with Bear,
                    Stearns & Co. Inc., dtd 12/31/97,
                    repurchase price $5,797,631;
                    collateralized by U.S. Treasury Strips
                    (par value
                    $12,364,000 due 8/15/02-8/15/15) .........    5,795,619
                                                               ------------

                  TOTAL SHORT-TERM INVESTMENTS
                    (COST $38,260,598) .......................   38,260,598
                                                               ------------

TOTAL INVESTMENTS
  (COST $380,218,183)(a) .....................   101.1%         449,822,361
Liabilities in Excess of Other Assets ........    (1.1)          (4,855,661)
                                                 -----         ------------
NET ASSETS ...................................   100.0%        $444,966,700
                                                 =====         ============

--------------------------------------------------------------------------------
  *  Non-income producing security.
  +  Security partially or fully on loan.
(a) At December 31, 1997, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $380,218,183 amounted to $69,604,178 which consisted of aggregate gross unrealized appreciation of $74,019,327 and gross unrealized depreciation of $4,415,149.

                       See Notes to Financial Statements.


THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
====================================================================================================================================



                                                                                                                 FROM MAY 3, 1993
                                                                     YEAR ENDED DECEMBER 31,                    (COMMENCEMENT OF
                                                    -------------------------------------------------------        OPERATIONS)
                                                         1997            1996             1995        1994   TO DECEMBER 31, 1993(i)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period             $    21.35        $  19.44         $  13.46    $  13.72          $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                          (0.04)           0.03            (0.03)       0.00(ii)        (0.02)
   Net realized and unrealized gain
      (loss) on investments                               3.20            2.29             6.01       (0.21)            3.88
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                   3.16            2.32             5.98       (0.21)            3.86
------------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                  (0.01)             --               --          --               --
   Distributions from net realized gains                 (0.32)          (0.41)              --       (0.05)           (0.14)
------------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                               (0.33)          (0.41)              --       (0.05)           (0.14)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                   $    24.18        $  21.35         $  19.44    $  13.46          $ 13.72
====================================================================================================================================
   Total Return                                          15.01%          11.90%           44.45%      (1.54%)          38.67%
====================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of period (000's omitted)      $  444,967        $394,847         $185,349    $ 62,178          $ 21,301
====================================================================================================================================
     Ratio of expenses to average net assets              0.84%           0.84%            0.90%       0.97%             1.50%
====================================================================================================================================
     Decrease reflected in above expense ratio
       due to expense reimbursements                        --              --               --          --              0.03%
====================================================================================================================================
     Ratio of net investment
       net assets  income (loss) to average              (0.15%)          0.08%           (0.25%)      0.03%            (0.58%)
====================================================================================================================================
     Portfolio Turnover Rate                            151.98%          90.97%          104.74%      83.96%            67.22%
====================================================================================================================================
     Average Commission Rate Paid                   $    .0676        $  .0663
================================================================================

 (i) Ratios have been  annualized;  total return has not been  annualized.
(ii) Amount was computed based on average shares outstanding during the period.


                                                 See Notes to Financial Statements.
                                                                                                                                  25

--------------------------------------------------------------------------------
    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
    PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
    $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION January 25, 1995
--------------------------------------------------------------------------------

[THE FOLLOWING CHART REPRESENTS A GRAPH]


 Date                Alger Leveraged AllCap Growth             S&P Midcap 500
 ----                -----------------------------             --------------
01/25/95                        $10,000                           $10,000
12/31/95                         17,430                            13,480
12/31/96                         19,529                            16,586
12/31/97                         23,372                            22,120


    The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Leveraged AllCap Portfolio and the S&P 500 Index on January 25, 1995, the inception date of the Alger American Leveraged AllCap Portfolio. Figures for the Alger American Leveraged AllCap Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
    PERFORMANCE COMPARISON THROUGH December 31, 1997
--------------------------------------------------------------------------------
                                                  Average Annual Total Return
                                                 1 Year        Since Inception
                                                -------------------------------

     Alger American Leveraged AllCap Portfolio   19.68%              33.55%

     S&P 500 Index                               33.36%              31.07%
                                                -------------------------------

    PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1997

================================================================================

  SHARES          COMMON STOCKS--95.5%                              VALUE
  ------                                                            -----

                  APPLIANCES & TOOLS--1.0%
   12,000         Sunbeam Corp. ..............................  $   505,500
                                                                -----------

                  AUTOMOTIVE EQUIPMENT & SERVICES--1.1%
   19,000         Avis Rent A Car Inc.* ......................      606,821
                                                                -----------

                  BIO-TECHNOLOGY--1.3%
   15,500         INCYTE Pharmaceuticals, Inc.* ..............      697,500
                                                                -----------

                  BROADCASTING--2.2%
   40,100         CBS Corp ...................................    1,180,464
                                                                -----------

                  BUSINESS SERVICES--1.1%
   12,700         Cognizant Corp. ............................      565,950
                                                                -----------

                  COMMUNICATIONS--4.5%
    4,500         AT&T Corp. .................................      275,625
   19,500         America Online Inc.* .......................    1,739,165
   13,700         WorldCom Inc.* .............................      414,425
                                                                -----------
                                                                  2,429,215
                                                                -----------

                  COMMUNICATION EQUIPMENT--6.1%
   23,000         Advanced Fibre Communications Inc.* ........      669,875
   34,600         Bay Networks Inc.* .........................      884,480
   19,300         CIENA Corporation.* ........................    1,179,713
   10,300         Tellabs, Inc.* .............................      544,613
                                                                -----------
                                                                  3,278,681
                                                                -----------

                  COMPUTER SERVICES--1.2%
   10,300         Sterling Commerce, Inc.* ...................      395,911
   15,500         Transaction Network Services Inc.*+ ........      267,375
                                                                -----------
                                                                    663,286
                                                                -----------

                  COMPUTER SOFTWARE--4.3%
   17,500         HBO & Company ..............................      840,000
   11,500         Microsoft Corporation* .....................    1,486,375
                                                                -----------
                                                                  2,326,375
                                                                -----------

                  CONGLOMERATE--3.5%
   41,730         Tyco International Ltd. ....................    1,880,479
                                                                -----------

                  DRUG DISTRIBUTION--3.3%
    9,000         AmeriSource Health Corp Cl. A* .............      524,250
   11,200         McKesson Corp. .............................    1,211,706
                                                                -----------
                                                                  1,735,956
                                                                -----------

                  ENERGY & ENERGY SERVICES--2.9%
    8,400         Diamond Offshore Drilling Inc.+ ............      404,250
   10,800         Halliburton Co. ............................      560,930
    7,000         Schlumberger Ltd. ..........................      563,500
                                                                -----------
                                                                  1,528,680
                                                                -----------

                  FINANCIAL SERVICES--14.5%
   18,300         BankAmerica Corp. ..........................    1,335,900
   22,300         Bank of New York Inc. ......................    1,289,230
   14,100         Federal Home Loan Mortgage Corporation .....      591,326
   10,900         First Union Corp. ..........................      558,625
    7,400         Household International Inc. ...............      943,966
   30,000         INMC Mortgage Holdings Inc. ................      703,140
   14,600         Money Store Inc. (The) .....................      306,600


  SHARES                                                            VALUE
  ------                                                            -----

                  FINANCIAL SERVICES (CONTINUED)
   19,470         Morgan Stanley, Dean Witter, Discover & Co.. $  1,151,164
   21,300         Schwab (Charles) Corporation (The) .........      893,279
                                                                -----------
                                                                  7,773,230
                                                                -----------

                  FOOD CHAINS--1.3%
   10,600         Safeway Inc.* ..............................      670,450
                                                                -----------

                  INSURANCE--6.3%
    8,900         American International Group Inc. ..........      967,875
   18,800         MGIC Investment Corp. ......................    1,250,200
   21,100         Travelers Group Inc. .......................    1,136,763
                                                                -----------
                                                                  3,354,838
                                                                -----------

                  LEISURE & ENTERTAINMENT--2.7%
   11,000         Carnival Corporation Cl. A .................      609,125
   33,000         International Game Technology ..............      833,250
                                                                -----------
                                                                  1,442,375
                                                                -----------

                  MEDICAL DEVICES--4.7%
   14,700         ESC Medical Systems Ltd.* ..................      569,625
   31,600         Guidant Corp. ..............................    1,967,100
                                                                -----------
                                                                  2,536,725
                                                                -----------

                  OIL & GAS--.9%
   10,000         EVI Inc.* ..................................      517,500
                                                                -----------


                  PHARMACEUTICALS--14.2%
   14,000         Bristol Myers Squibb Co. ...................    1,324,750
   20,100         Elan Corp PLC-ADR* .........................    1,028,879
   14,600         Eli Lilly & Company ........................    1,016,525
   15,300         Pfizer Inc. ................................    1,140,814
   25,600         Schering-Plough Corporation ................    1,590,400
   11,800         Warner-Lambert Co. .........................    1,463,200
                                                                -----------
                                                                  7,564,568
                                                                -----------

                  POLLUTION CONTROL--2.1%
   28,540         USA Waste Services, Inc.* ..................    1,120,195
                                                                -----------

                  REAL ESTATE INVESTMENT TRUST--1.6%
    9,140         Equity Office Properties Trust .............      288,486
   10,000         Starwood Lodging Trust .....................      578,750
                                                                -----------
                                                                    867,236
                                                                -----------

                  RETAILING--11.8%
   12,000         CVS Corp. ..................................      768,756
   31,950         Home Depot, Inc. ...........................    1,881,056
   23,000         Rite Aid Corp. .............................    1,349,824
   34,300         Staples Inc.* ..............................      951,825
   34,200         Wal-Mart Stores Inc. .......................    1,348,780
                                                                -----------
                                                                  6,300,241
                                                                -----------

                  SEMICONDUCTORS--2.9%
   17,400         Altera Corporation* ........................      576,375
   17,000         Linear Technology Corporation ..............      979,625
                                                                -----------
                                                                  1,556,000
                                                                -----------

                  TOTAL COMMON STOCKS
                    (COST $44,411,723) .......................   51,102,265
                                                                -----------

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1997 (CONT'D)

================================================================================

   PRINCIPAL
    AMOUNT        SHORT-TERM INVESTMENTS--4.6%                     VALUE
   ---------                                                       -----
                  SHORT-TERM CORPORATE NOTES--3.8%
$1,000,000        Four Winds Funding Co.,
                    6.06%, 1/5/98 (a) ........................  $   999,326
 1,000,000        Merrill Lynch & Co. Inc.,
                    6.05%, 1/9/98 ............................      998,656
                                                                -----------

                  TOTAL SHORT-TERM CORPORATE NOTES
                    (COST $1,997,982) ........................    1,997,982
                                                                -----------

                  SECURITIES HELD UNDER
                    REPURCHASE AGREEMENTS--.8%
                  Securities Held Under Repurchase
                    Agreements, 6.25%,1/2/98, with Bear,
                    Stearns & Co. Inc., dtd 12/31/97,
                    repurchase price $421,447;
                    collateralized by U.S. Treasury Strips
                    (par value
                    $1,515,000 due 11/15/18) .................      421,301
                                                                -----------

                  TOTAL SHORT-TERM INVESTMENTS
                    (COST $2,419,283) ........................    2,419,283
                                                                -----------

TOTAL INVESTMENTS
  (COST $46,831,006) (b) .....................   100.1%          53,521,548

Liabilities in Excess Of Other Assets ........     (.1)             (33,550)
                                                 -----          -----------
NET ASSETS ...................................   100.0%         $53,487,998
                                                 =====          ===========


--------------------------------------------------------------------------------
  *  Non-income producing security.
  +  Security partially or fully on loan.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) At December 31, 1997, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $46,831,006 amounted to $6,690,542 which consisted of aggregate gross unrealized appreciation of $7,440,171 and gross unrealized depreciation of $749,629.


                       See Notes to Financial Statements.
28

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
====================================================================================================================================


                                                                                                             FROM JANUARY 25, 1995
                                                                        YEAR ENDED DECEMBER 31,                (COMMENCEMENT OF
                                                                 ------------------------------------             OPERATIONS)
                                                                    1997                       1996         TO DECEMBER 31, 1995(i)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period                          $   19.36                 $    17.43                 $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
   Net investment loss                                               (0.03)                     (0.03)(ii)              (0.03)
   Net realized and unrealized gain on investments                    3.84                       2.14                    7.46
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                               3.81                       2.11                    7.43
   Distribution from net realized gains                                 --                      (0.18)                     --
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                $   23.17                 $    19.36                 $ 17.43
====================================================================================================================================
   Total Return                                                      19.68%                     12.04%                  74.30%
====================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of period (000's omitted)                   $  53,488                 $   34,925                 $ 5,497
====================================================================================================================================
     Ratio of expenses excluding interest to average net assets       0.96%                      1.06%                   1.50%
====================================================================================================================================
     Ratio of expenses including interest to average net assets       1.00%                      1.09%                   1.56%
====================================================================================================================================
     Decrease reflected in above expense ratios
       due to expense reimbursements                                    --                         --                    2.36%
====================================================================================================================================
     Ratio of net investment loss to average net assets              (0.17%)                    (0.15%)                 (0.71%)
====================================================================================================================================
     Portfolio Turnover Rate                                        164.27%                    102.10%                 178.23%
====================================================================================================================================
   Amount of debt outstanding at end of period                           --                          --                    --
====================================================================================================================================
   Average amount of debt outstanding during the period          $ 201,644                 $   76,079                 $ 8,122
====================================================================================================================================
   Average daily number of shares outstanding during the period  2,135,458                 $1,107,187                  75,460
====================================================================================================================================
   Average amount of debt per share during the period            $    0.09                 $     0.07                 $  0.11
====================================================================================================================================
   Average Commission Rate Paid                                  $   .0703                 $    .0682
====================================================================================================================================

 (i) Ratios have been annualized;  total return has not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.


                                                 See Notes to Financial Statements.

                                                                                                                                  29

THE ALGER AMERICAN FUND
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1997
=================================================================================================================================



                                                                AMERICAN      AMERICAN
                                                                  SMALL        INCOME                     AMERICAN      AMERICAN
                                                AMERICAN       CAPITALIZA-       AND        AMERICAN       MIDCAP       LEVERAGED
                                                 GROWTH           TION         GROWTH       BALANCED       GROWTH        ALLCAP
                                                PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
   ASSETS:
     Investments in securities, at value
       (identified cost*)--see accompany-
       ing schedules of investments          $1,041,875,018   $1,005,657,872  $47,485,499 $16,516,340   $449,822,361  $53,521,548
     Receivable for investment securities
       sold                                      38,186,519       14,720,290           --      98,170      8,118,658           --
     Receivable for shares of beneficial
       interest sold                              1,609,688          571,994       10,887     288,046      2,080,335       27,350
     Interest and dividends receivable              628,356          213,181       30,739      91,708        180,033       29,227
     Other assets                                    54,076           72,082        1,635         588         19,637        2,098
---------------------------------------------------------------------------------------------------------------------------------
         Total Assets                         1,082,353,657    1,021,235,419   47,528,760  16,994,852    460,221,024   53,580,223
---------------------------------------------------------------------------------------------------------------------------------
   LIABILITIES:
     Payable for investment securities
       purchased                                  8,632,784               --       72,596     359,191     14,824,145           --
     Payable for shares of beneficial
       interest redeemed                            384,274       22,836,324       16,236       1,564         71,782       32,031
     Accrued investment management fees             720,450          737,069       25,803      10,796        317,494       41,299
     Accrued expenses                                87,257           76,118       15,233       9,551         40,903       18,895
---------------------------------------------------------------------------------------------------------------------------------
         Total Liabilities                        9,824,765       23,649,511      129,868     381,102     15,254,324       92,225
---------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS                                $1,072,528,892   $  997,585,908  $47,398,892 $16,613,750   $444,966,700  $53,487,998
=================================================================================================================================
   NET ASSETS CONSIST OF:
     Paid-in capital                         $  692,612,447   $  649,850,434  $34,571,756 $13,416,427   $337,701,891  $44,079,890
     Undistributed net investment
       income (accumulated loss)                  3,262,091       (7,380,753)     205,238     287,336       (967,068)    (119,678)
     Undistributed net realized gain            198,354,499      131,575,233    5,364,574   1,317,449     38,627,699    2,837,244
     Net unrealized appreciation                178,299,855      223,540,994    7,257,324   1,592,538     69,604,178    6,690,542
---------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS                                $1,072,528,892   $  997,585,908  $47,398,892 $16,613,750   $444,966,700  $53,487,998
=================================================================================================================================

   Shares of beneficial interest
     outstanding--Note 6                         25,081,266       22,801,879    4,314,475   1,544,192     18,403,196    2,308,122
=================================================================================================================================

   NET ASSET VALUE PER SHARE                 $        42.76   $        43.75  $     10.99 $     10.76   $      24.18  $     23.17
=================================================================================================================================
   *Identified cost                          $  863,575,163   $  782,116,878  $40,228,175 $14,923,802   $380,218,183  $46,831,006
=================================================================================================================================



                                                 See Notes to Financial Statements.

30

THE ALGER AMERICAN FUND
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

====================================================================================================================================


                                                             AMERICAN       AMERICAN
                                                               SMALL         INCOME                        AMERICAN      AMERICAN
                                                 AMERICAN   CAPITALIZA-        AND         AMERICAN         MIDCAP       LEVERAGED
                                                  GROWTH       TION          GROWTH        BALANCED         GROWTH        ALLCAP
                                                 PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME
     Income:
       Interest                              $  4,376,996    $  6,637,890   $   99,300  $   372,967    $ 1,412,147       $   93,307
       Dividends                                8,330,272       4,707,309      355,467       60,306      1,651,649          296,772
-----------------------------------------------------------------------------------------------------------------------------------
         Total Income                          12,707,268      11,345,199      454,767      433,273      3,063,796          390,079
-----------------------------------------------------------------------------------------------------------------------------------
     Expenses:
       Management fees-- Note 3(a)              8,988,054      12,582,027      217,844      103,223      3,536,454          399,269
       Interest on line of credit utilized             --              --           --           --             --           17,347
       Custodian fees                             271,226         371,365       20,370       20,876        106,100           27,525
       Transfer agent fees                          2,500           2,500        2,500        2,500          2,500            2,500
       Professional fees                           56,068          54,582        6,099        4,868         25,570            7,082
       Trustees' fees                               4,000           4,000        4,000        4,000          4,000            4,000
       Miscellaneous                              108,224         150,850        8,078        3,151         42,762           11,667
-----------------------------------------------------------------------------------------------------------------------------------
         Total Expenses                         9,430,072      13,165,324      258,891      138,618      3,717,386          469,390
-----------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income
     (Loss)                                     3,277,196      (1,820,125)     195,876      294,655       (653,590)         (79,311)
-----------------------------------------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED
     GAIN ON INVESTMENTS
       Net realized gain on investments       199,900,299     139,147,522    5,378,374    1,319,306     38,971,626        3,587,761
       Net change in unrealized appreciation
         on investments                        49,343,495      22,504,405    4,254,496      756,566     20,863,695        4,257,904
-----------------------------------------------------------------------------------------------------------------------------------
         Net realized and unrealized gain
           on investments                     249,243,794     161,651,927    9,632,870    2,075,872     59,835,321        7,845,665
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET
     ASSETS RESULTING FROM
     OPERATIONS                              $252,520,990    $159,831,802   $9,828,746  $ 2,370,527    $59,181,731       $7,766,354
===================================================================================================================================


                                                See Notes to Financial Statements.

                                                                                                                                 31

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 1997
================================================================================

--------------------------------------------------------------------------------
   INCREASE (DECREASE) IN CASH
   Cash flows from operating activities:
     Interest received                                             $     88,938
     Dividends received                                                 281,113
     Interest paid                                                      (22,317)
     Operating expenses paid                                           (430,943)
     Disposition (purchase) of short-term securities, net            (1,021,152)
     Purchase of portfolio securities                               (83,144,052)
     Proceeds from disposition of portfolio securities               74,017,676
     Other                                                               (1,640)
--------------------------------------------------------------------------------
         Net cash used in operating activities                      (10,232,377)
--------------------------------------------------------------------------------
   Cash flows from financing activities:
     Proceeds from shares sold                                       30,458,986
     Payments on shares redeemed                                    (19,312,173)
     Decrease in cash collateral received on securities loaned         (914,436)
--------------------------------------------------------------------------------
         Net cash provided by financing activities                   10,232,377
--------------------------------------------------------------------------------
   Net increase in cash                                                      --
   Cash--beginning of year                                                   --
--------------------------------------------------------------------------------
   Cash--end of year                                               $         --
================================================================================
   RECONCILIATION  OF NET  INCREASE IN NET ASSETS
   TO NET CASH  PROVIDED BY (USED
   IN) OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations            $  7,766,354
   Increase in investments                                          (10,265,895)
   Decrease in receivable for investments sold                          118,367
   Increase in interest and dividends receivable                        (20,028)
   Net realized gain                                                 (3,587,761)
   Net increase in unrealized appreciation                           (4,257,904)
   Increase in accrued expenses                                          16,130
   Net increase in other assets                                          (1,640)
--------------------------------------------------------------------------------
   Net cash used in operating activities                           $(10,232,377)
================================================================================

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1997
====================================================================================================================================
                                                                                AMERICAN
                                                                  AMERICAN       INCOME                   AMERICAN      AMERICAN
                                                 AMERICAN          SMALL           AND       AMERICAN      MIDCAP       LEVERAGED
                                                  GROWTH        CAPITALIZATION   GROWTH      BALANCED      GROWTH        ALLCAP
                                                 PORTFOLIO        PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)               $    3,277,196   $   (1,820,125) $   195,876  $   294,655  $   (653,590) $   (79,311)
   Net realized gain on investments              199,900,299      139,147,522    5,378,374    1,319,306    38,971,626    3,587,761
   Net change in unrealized appreciation
     on investments                               49,343,495       22,504,405    4,254,496      756,566    20,863,695    4,257,904
------------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                             252,520,990      159,831,802    9,828,746    2,370,527    59,181,731    7,766,354
   Dividends to shareholders:
     Net investment income                        (3,760,721)              --     (141,500)    (155,278)     (250,596)          --
     Net realized gains                           (6,810,754)     (54,749,439)  (1,170,590)    (210,546)   (6,110,692)          --
   Net increase (decrease) from
     shares of beneficial interest
     transactions-- Note 6                      (160,448,991)    (577,014,924)  17,971,996    4,123,363    (2,700,477)  10,796,374
------------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease)                  81,500,524     (471,932,561)  26,488,652    6,128,066    50,119,966   18,562,728
   Net Assets
     Beginning of year                           991,028,368    1,469,518,469   20,910,240   10,485,684   394,846,734   34,925,270
------------------------------------------------------------------------------------------------------------------------------------
     End of year                              $1,072,528,892   $  997,585,908  $47,398,892  $16,613,750  $444,966,700  $53,487,998
====================================================================================================================================
     Undistributed net investment income
       (accumulated loss)                     $    3,262,091   $   (7,380,753) $   205,238  $   287,336      (967,068) $  (119,678)
====================================================================================================================================

THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1996
====================================================================================================================================
                                                                                AMERICAN
                                                                AMERICAN         INCOME                   AMERICAN      AMERICAN
                                                AMERICAN          SMALL            AND       AMERICAN      MIDCAP       LEVERAGED
                                                 GROWTH      CAPITALIZATION      GROWTH      BALANCED      GROWTH        ALLCAP
                                                PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)               $    3,757,275   $   (1,171,148) $   139,955  $   153,453  $    241,899  $   (32,302)
   Net realized gain (loss) on investments        10,026,741       74,215,000    1,169,219      215,191     9,953,972     (496,035)
   Net change in unrealized appreciation
     (depreciation) on investments                75,821,385      (40,231,403)   1,638,507      327,089    17,131,537    2,028,927
------------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                              89,605,401       32,812,449    2,947,681      695,733    27,327,408    1,500,590
   Dividends to shareholders:
     Net investment income                          (460,331)              --     (229,100)    (324,679)           --           --
     Net realized gains                          (19,459,452)      (4,872,722)  (7,658,484)  (2,173,260)   (5,502,860)    (145,132)
   Additional paid-in capital                             --        1,653,352           --           --            --           --
   Net increase from
     shares of beneficial
     interest transactions-- Note 6              418,369,211      455,713,242   17,210,684    8,616,721   187,673,423   28,072,726
------------------------------------------------------------------------------------------------------------------------------------
       Total increase                            488,054,829      485,306,321   12,270,781    6,814,515   209,497,971   29,428,184
   Net Assets
     Beginning of year                           502,973,539      984,212,148    8,639,459    3,671,169   185,348,763    5,497,086
------------------------------------------------------------------------------------------------------------------------------------
     End of year                              $  991,028,368   $1,469,518,469  $20,910,240  $10,485,684  $394,846,734  $34,925,270
====================================================================================================================================
     Undistributed net investment income
       (accumulated loss)                     $    3,745,616   $   (5,560,628) $   150,862  $   147,959  $    (62,882) $   (40,367)
====================================================================================================================================


                                                 See Notes to Financial Statements.

                                                                                                                                  33

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS


DECEMBER 31, 1997
================================================================================


NOTE 1--GENERAL:
The Alger American Fund (the "Fund") is a diversified, open-end registered investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing six series of shares of beneficial interest: American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio (collectively "the Portfolios"). The American Growth Portfolio, American Small Capitalization Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The American Income and Growth Portfolio's primary investment objective is to provide a high level of dividend income by investing primarily in dividend-paying equity securities; capital appreciation is a second objective. The American Balanced Portfolio's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available and are being marketed exclusively as a pooled funding vehicle for qualified retirement plans and for life insurance companies writing all types of variable annuity contracts and variable life insurance policies.


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:
(a) INVESTMENT VALUATION: Investments of the Portfolios are valued on each day the New York Stock Exchange ("NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and the asked price, or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued according to procedures established by the Board of Trustees to determine fair value in good faith.

Securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

(b) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Resulting receivables and payables are carried at amounts which approximate fair value. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) REPURCHASE AGREEMENTS: The Portfolios enter into repurchase agreements with approved institutions, primarily U.S. Government securities dealers. The repurchase agreements are collateralized by U.S. Government securities which are verified by the investment manager as being either received and held in physical possession by the custodian or as having been received by such custodian in book-entry form through the Federal Reserve book-entry system. The investment manager monitors the value of the collateral at the time the repurchase agreement is entered into and on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Portfolio. Additional collateral is obtained when necessary.

(d) LENDING OF PORTFOLIO SECURITIES: The Portfolios lend their securities to financial institutions, including an affiliate of the custodian, provided that the market value of securities loaned will not at any time exceed one-third of the Portfolio's total assets, as defined. The Portfolios earn fees on the securities loaned which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the investment manager ensures that the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities. At December 31, 1997, the value of securities loaned and collateral received thereon were as follows:

                                              VALUE OF
                                             SECURITIES           VALUE OF
                                               LOANED            COLLATERAL
                                            -----------         -----------
American Growth Portfolio...........        $ 6,670,125         $ 6,803,795
American Small Capitalization
   Portfolio........................        112,827,261         115,084,103
American Income and Growth
   Portfolio........................                 --                  --
American Balanced Portfolio.........            105,710             107,725
American MidCap Growth
   Portfolio........................         26,666,918          27,200,993
American Leveraged AllCap
   Portfolio........................            306,725             313,443

(e) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the Fund on the ex-dividend date.

Dividends from net investment income are declared and paid annually.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS  (CONT'D)



DECEMBER 31, 1997
================================================================================

Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

(f) FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

(g) EXPENSES: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them.

(h) OTHER: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3--INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT MANAGEMENT FEES: Fees incurred by each Portfolio, pursuant to the provisions of the Investment Management Agreements (the "Agreements") with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and computed based on the average daily net assets of each Portfolio at the following annual rates:

American Growth Portfolio.....................................        .750%
American Small Capitalization Portfolio.......................        .850
American Income and Growth Portfolio..........................        .625
American Balanced Portfolio...................................        .750
American MidCap Growth Portfolio..............................        .800
American Leveraged AllCap Portfolio...........................        .850

The Agreements further provide that if in any fiscal year the aggregate expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, of the American Growth Portfolio exceed 1.50%; the American Small Capitalization Portfolio exceed 1.50%; the American Income and Growth Portfolio exceed 1.25%; the American Balanced Portfolio exceed 1.25%; the American MidCap Growth Portfolio exceed 1.50% and the American Leveraged AllCap Portfolio exceed 1.50% of the average daily net assets of the applicable Portfolio, Alger Management will reimburse that Portfolio for the excess expenses.

(b) BROKERAGE COMMISSIONS: During the year ended December 31, 1997, the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and the American Leveraged AllCap Portfolio paid Fred Alger & Company, Incorporated ("Alger Inc.") $3,071,710, $3,122,828, $127,386, $23,971,
$1,220,558   and  $146,246,   respectively,   in  connection   with   securities
transactions.

(c) TRANSFER AGENCY FEES: The Fund has entered into a transfer agency agreement with Alger Shareholder Services, Inc. ("Services"), whereby Services will act as transfer agent for the Fund for a fee of $2,500 per year, per Portfolio, plus out-of-pocket expenses.

NOTE 4--SECURITIES TRANSACTIONS:

Purchases and sales of securities, other than short-term securities, for the year ended December 31, 1997, were as follows:


                                            PURCHASES             SALES
                                            ---------             -----
American Growth Portfolio...........     $1,421,429,296      $1,628,944,088
American Small Capitalization
   Portfolio........................      1,386,863,484       2,010,688,167
American Income and Growth
   Portfolio........................         63,711,933          49,269,370
American Balanced Portfolio.........         15,401,391          11,963,812
American MidCap Growth
   Portfolio........................        625,451,561         649,655,141
American Leveraged AllCap
   Portfolio........................         83,144,052          73,899,224


NOTE 5--LINE OF CREDIT:

The American Leveraged AllCap Portfolio has a line of credit with its custodian bank whereby it may borrow up to one-third of the value of its assets, as defined, up to a maximum of $25,000,000. Such borrowings have a variable interest rate and are payable on demand. During the year ended December 31, 1997, the American Leveraged AllCap Portfolio had borrowings which averaged $201,644 at a weighted average interest rate of 8.48%.

NOTE 6--SHARE CAPITAL:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS  (CONT'D)



DECEMBER 31, 1997
================================================================================


During the year ended December 31, 1996, transactions of shares of beneficial interest were as follows:

                                               SHARES            AMOUNT
                                               ------            -------
American Growth
   Portfolio:
    Shares sold.....................         16,488,837      $  655,951,502
    Dividends reinvested............            283,342          10,571,475
                                            -----------      --------------
                                             16,772,179         666,522,977
    Shares redeemed.................        (20,559,387)       (826,971,968)
                                            -----------      --------------
      Net decrease..................         (3,787,208)     $ (160,448,991)
                                            --=========      --============

                                               SHARES            AMOUNT
                                               ------            -------
American Small Capitalization
    Portfolio:
    Shares sold.....................         24,762,826      $1,038,991,957
    Dividends reinvested............          1,463,106          54,749,439
                                            -----------      --------------
                                             26,225,932       1,093,741,396
    Shares redeemed.................        (39,348,743)     (1,670,756,320)
                                            -----------      --------------
      Net decrease..................        (13,122,811)     $ (577,014,924)
                                            --=========      --============

                                               SHARES            AMOUNT
                                               ------            -------
American Income and Growth
    Portfolio:
    Shares sold.....................          2,857,584      $   27,984,376
    Dividends reinvested............            142,001           1,312,090
                                            -----------      --------------
                                              2,999,585          29,296,466
    Shares redeemed.................         (1,167,593)        (11,324,470)
                                            -----------      --------------
      Net increase..................          1,831,992      $   17,971,996
                                            --=========      --============

                                               SHARES            AMOUNT
                                               ------            -------
American Balanced
    Portfolio:
    Shares sold.....................            592,297      $    6,003,090
    Dividends reinvested............             38,027             365,824
                                            -----------      --------------
                                                630,324           6,368,914
    Shares redeemed.................           (220,624)         (2,245,551)
                                            -----------      --------------
      Net increase..................            409,700      $    4,123,363
                                            --=========      --============

                                               SHARES            AMOUNT
                                               ------            -------
American MidCap Growth
    Portfolio:
    Shares sold.....................         14,279,060      $  328,791,802
    Dividends reinvested............            297,953           6,361,288
                                            -----------      --------------
                                             14,577,013         335,153,090
    Shares redeemed.................        (14,668,073)       (337,853,567)
                                            -----------      --------------
      Net decrease..................            (91,060)     $   (2,700,477)
                                            --=========      --============

                                               SHARES            AMOUNT
                                               ------            -------
American Leveraged AllCap
    Portfolio:
    Shares sold.....................          1,381,000      $   30,139,481
    Shares redeemed.................           (876,756)        (19,343,107)
                                            -----------      --------------
      Net increase..................            504,244      $   10,796,374
                                            ===========      ==============

During the year ended December 31, 1996, transactions of shares of beneficial interest were as follows:

                                               SHARES            AMOUNT
                                               ------            -------
American Growth
   Portfolio:
    Shares sold.....................         19,647,051       $ 642,965,537
    Dividends reinvested............            603,264          19,919,783
                                            -----------       -------------
                                             20,250,315         662,885,320
    Shares redeemed.................         (7,525,422)       (244,516,109)
                                            -----------       -------------
      Net increase..................         12,724,893       $ 418,369,211
                                            ===========       =============

                                               SHARES            AMOUNT
                                               ------            -------
American Small Capitalization
    Portfolio:
    Shares sold.....................         23,962,644       $ 986,432,069
    Dividends reinvested............            107,827           4,872,722
                                            -----------       -------------
                                             24,070,471         991,304,791
    Shares redeemed.................        (13,122,238)       (535,591,549)
                                            -----------       -------------

      Net increase..................         10,948,233       $ 455,713,242
                                            ===========       =============

                                               SHARES            AMOUNT
                                               ------            -------
American Income and Growth
    Portfolio:
    Shares sold.....................          1,280,083       $  12,357,144
    Dividends reinvested............          1,064,451           7,887,584
                                            -----------       -------------
                                              2,344,534          20,244,728
    Shares redeemed.................           (347,790)         (3,034,044)
                                            -----------       -------------
      Net increase..................          1,996,744       $  17,210,684
                                            ===========       =============

                                               SHARES            AMOUNT
                                               ------            -------
American Balanced
    Portfolio:
    Shares sold.....................            701,980       $   7,239,916
    Dividends reinvested............            278,167           2,497,939
                                            -----------       -------------
                                                980,147           9,737,855
    Shares redeemed.................           (114,847)         (1,121,134)
                                            -----------       -------------
      Net increase..................            865,300       $   8,616,721
                                            ===========       =============

                                               SHARES            AMOUNT
                                               ------            -------
American MidCap Growth
    Portfolio:
    Shares sold.....................         16,365,480       $ 340,608,341
    Dividends reinvested............            252,773           5,502,860
                                            -----------       -------------
                                             16,618,253         346,111,201
    Shares redeemed.................         (7,657,192)       (158,437,778)
                                            -----------       -------------
      Net increase..................          8,961,061       $ 187,673,423
                                            ===========       =============

                                               SHARES            AMOUNT
                                               ------            -------
American Leveraged AllCap
    Portfolio:
    Shares sold.....................          2,109,229       $  39,694,878
    Dividends reinvested............              7,221             145,132
                                            -----------       -------------
                                              2,116,450          39,840,010
    Shares redeemed.................           (627,954)        (11,767,284)
                                            -----------       -------------
      Net increase..................          1,488,496       $  28,072,726
                                            ===========       =============

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND
  BOARD OF TRUSTEES OF THE ALGER AMERICAN FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger American Fund (a Massachusetts business trust comprising, respectively, the Alger American Growth Portfolio, Alger American Small Capitalization Portfolio, Alger American Income and Growth Portfolio, Alger American Balanced Portfolio, Alger American MidCap Growth Portfolio and Alger American Leveraged AllCap Portfolio) as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Alger American Fund as of December 31, 1997, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP

New York, New York
February 2, 1998







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